EXHIBIT 10.11

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                          MANAGEMENT SERVICES AGREEMENT

                                      AMONG

                   ADVANCED HEART INSTITUTE OF NEW YORK, P.C.,

                         VALAVANUR A. SUBRAMANIAN, M.D.,

                               JEFFREY MOSES, M.D.

                                       AND

                               MAJEAN SUB 2, INC.

                           Dated as of August 7, 1995





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                                TABLE OF CONTENTS

                                                                           Page
                                                                           ----

SECTION 1.  Retention of the Management Company...........................  1

SECTION 2.  Term..........................................................  2

SECTION 3.  Management Services...........................................  2

SECTION 4.  Joint Management Advisory Board...............................  6

SECTION 5.  Obligations of the PC.........................................  7

SECTION 6.  Cardiothoracic Interventional or Surgical
               Relationships..............................................  9

SECTION 7.  Restrictive Covenants and Liquidated Damages..................  9

SECTION 8.  Working Capital Facility...................................... 10

SECTION 9.  Compensation; Accounts Receivable............................. 11

SECTION 10. Representation of AHC. ....................................... 12

SECTION 11. Certain Covenants............................................. 13

SECTION 12. Records....................................................... 13

SECTION 13. Insurance and Indemnity....................................... 14

SECTION 14. Termination................................................... 14

SECTION 15. Non-Disclosure of Confidential Information.................... 16

SECTION 16. Non-Competition............................................... 17

SECTION 17. Activities of the Management Company.......................... 18

SECTION 18. Assignment.................................................... 18

SECTION 19. Notices....................................................... 19

SECTION 20. Benefits of Agreement......................................... 20

SECTION 21. Governing Law; Conduct........................................ 20

SECTION 22. Headings...................................................... 20

SECTION 23. Entire Agreement; Amendments.................................. 20

SECTION 24. Severability.................................................. 20

SECTION 25. Counterparts.................................................. 20



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SECTION 26.  Waivers...................................................... 20

SECTION 27.  Termination.................................................. 21

SECTION 28.  Contract Modification for Prospective Legal
               Events..................................................... 21

SECTION 29.  Hospital Administrative Matters; Succession.................. 21

SECTION 30.  Conditions to Effectiveness.................................. 23




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                                   ATTACHMENTS

EXHIBIT A     --   Period 1 Budget
EXHIBIT B     --   Form of Employment Agreement
EXHIBIT C     --   Form of Promissory Note
EXHIBIT D     --   Form of Amendment
EXHIBIT E     --   Form of Security Agreement (PC's Accounts
                   Receivable)

EXHIBIT F     --   Form of Security Agreement (Management
                   Company's Accounts Receivable)

ANNEX A       --   Management Fee Amendment Formula
ANNEX B       --   Use of Proceeds

SCHEDULE 1    --   PC Expenses


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                             INDEX OF DEFINED TERMS

Term                                                                   Section
----                                                                   -------

PC ........................................................................  1
Dr. Subramanian............................................................  1
Dr. Moses .................................................................  1
Physicians ................................................................  1
Management Company.........................................................  1
Business ..................................................................  1
Base Term .................................................................  2
Additional Terms...........................................................  2
Term ......................................................................  2
Management Services........................................................  2
Administrative Personnel...................................................  3
Physician Employees........................................................  4
Budget ....................................................................  5
Joint Management Advisory Board............................................  6
Management Company Representative..........................................  6
PC Representatives.........................................................  6
Facility ..................................................................  8
Working Capital Advance.................................................... 10
Management Fee............................................................. 11
Signing Fee................................................................ 11
Period .................................................................... 11
Receivable Payment......................................................... 12
Bankruptcy Event........................................................... 15
Triggering Event........................................................... 16
confidential or proprietary information.................................... 17
Competitive Business....................................................... 17
Competitive Business....................................................... 18
Offeror ................................................................... 21
Transfer .................................................................. 21
Third Party................................................................ 21
Offer ..................................................................... 21
Hospital Matters........................................................... 29
Terminating Physician...................................................... 29
Differences Notice......................................................... 29
Put Notice................................................................. 29
Valuation.................................................................. 29
Put Closing................................................................ 29


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                                                 MANAGEMENT SERVICES AGREEMENT
                                       dated as of August 7, 1995, among
                                       ADVANCED HEART INSTITUTE OF NEW
                                       YORK, P.C., a New York professional
                                       corporation (the "PC"), VALAVANUR
                                       A. SUBRAMANIAN, M.D. ("Dr.
                                       Subramanian"), JEFFREY MOSES, M.D.
                                       ("Dr. Moses" and together with Dr.
                                       Subramanian, the "Physicians"),
                                       and MAJEAN SUB 2, INC., a Delaware
                                       corporation (the "Management
                                       Company").

     The PC is a professional medical corporation involved in providing cardiothoracic surgery and invasive cardiology medical services to the general public. The Management Company will be engaged in the business of providing non-medical administrative, financial, marketing, information technology and operational services to professional medical corporations (the "Business"). The Management Company, the PC and the Physicians desire to enter into this Agreement, pursuant to which, among other things, the Management Company will render certain non-medical management services to the PC.

     ACCORDINGLY, the PC, the Physicians and the Management Company agree as follows:

     SECTION 1. Retention of the Management Company. (a) The PC hereby retains the Management Company to provide the non-medical management services described in this Agreement, and the Management Company accepts such retention, upon the terms and subject to the conditions set forth herein.

     (b) During the term of this Agreement, the Management Company shall be the exclusive provider of all non-medical management services utilized by the PC. Notwithstanding anything contained herein to the contrary, (i) the Management Company and the PC intend to act and perform as independent contractors, and the provisions hereof are not intended to create any partnership, joint venture, agency or employment relationship between the parties and (ii) the Management Company is hereby engaged solely to provide non-medical management services to the PC and shall not interfere with, control, direct or supervise the PC or any medical professional employed thereby in connection with the provision of professional medical services.

     (c) The parties agree that the benefits to the PC hereunder do not require, are not payment for and are not in any way contingent upon the admission, referral or any other arrangement for the provision of any item or service offered by the Management Company to any of the PC's patients in any medical


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facility or laboratory controlled, managed or operated by the Management
Company.

     (d) The PC hereby irrevocably appoints the Management Company as its true and lawful attorney and agent to sign in the PC's name and on its behalf any and all agreements, instruments, certificates, proxies or other documents which are necessary or advisable in connection with the performance by the Management Company of its Management Services hereunder for a period of one year from the date hereof; provided, however, that such appointment shall be automatically extended for additional periods of one year each, unless the PC delivers to the Management Company, not less than 60 nor more than 90 days prior to the expiration of any one year period, written notice of the PC's intention to revoke such appointment. In the event that such appointment is terminated for any reason, the PC shall execute in a timely manner any and all documents that the Management Company may reasonably request it to execute.

     SECTION 2. Term. (a) Subject to Section 30, this Agreement shall commence on August 21, 1995 (the "Effective Date") and shall expire on the twentieth anniversary of the Effective Date unless terminated earlier pursuant to the terms hereof (the "Base Term").

     (b) Unless terminated earlier as provided for herein, the Base Term of this Agreement shall be automatically extended for additional terms ("Additional Terms" and together with the Base Term, the "Term") of five years each, unless either party delivers to the other party, not less than 12 months nor more than 15 months prior to the expiration of the then-current term, written notice of such party's intention not to extend the Term of this Agreement.

     SECTION 3. Management Services. (a) The Management Company shall be the sole and exclusive manager and administrator of all day-to-day business functions for the PC. The Management Company shall have no authority, directly or indirectly, to perform, and shall not perform, any medical function. The Management Company may, however, advise the PC as to the relationship between its performance of medical activities and the administrative and business functioning of its practice.

     (b) During the Term, the Management Company or its designee, which designee shall be reasonably consented to by the PC in a timely manner, shall (i) provide, on a fee-for-services basis, the Management Services (as defined below) required by the PC to operate its business and (ii) commencing with the second month of the Base Term, pay on behalf of the PC all expenses relating to the Management Services. The non-professional management services (the "Management Services") to be provided by the Management Company to the PC shall consist of the following:

          i) Facilities Management. The Management Company shall provide or arrange for the provision of all facilities



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     management services including, without limitation, the negotiation and entering into in the name of the Management Company of real or personal property leases, repairs, maintenance and improvements, procurement of property insurance, utility services (including telephone, electric, gas and water), janitorial services and refuse disposal;

          ii) Finance and Accounting. The Management Company shall provide or arrange for the provision of all financial and accounting functions necessary for the operation of the PC including, without limitation, creation and maintenance of bank accounts and disbursement of payables;

          iii) Billing. The Management Company, on behalf of the PC, shall bill patients and third party payors and collect all fees for professional and non-professional services rendered to patients by the PC. The PC hereby appoints the Management Company to be its true and lawful attorney-in-fact during the Term, for the following purposes: (1) to bill patients and third party payors in the PC's name and on its behalf; (2) to collect accounts receivable resulting from such billing; (3) to receive payments and prepayments from Blue Shield, insurance companies, health care plans, Medicare, Medicaid, HMO's and all other third party payors; (4) to take possession of and endorse in the name of the PC (and/or in the name of an individual physician, if such payment is intended for purposes of payment of such physician's bill) any notes, checks, money orders, insurance payments and other instruments received in payment of accounts receivable; and (5) to initiate, with the reasonable and timely consent of the PC, the institution of legal proceedings in the name of the PC to collect any accounts and monies owed to the PC, to enforce the rights of the PC as a creditor under any contract or in connection with the rendering of any service, and to contest adjustments and denials by governmental agencies (or its fiscal intermediaries) as third-party payors;

          iv) Information Management. The Management Company shall provide or arrange for the provision of all information management services including, without limitation, a practice management and managed care information system and a Med-E-Practice clinical information system;

          v) Personnel. The Management Company shall, in consultation with the PC, retain and provide or arrange for the retention and provision of all non-professional administrative, support, clerical, secretarial, bookkeeping and collection personnel (collectively, "Administrative Personnel") necessary for the conduct of the PC's business operations. The Management Company shall, in consultation


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     with the PC, determine and pay the salaries and fringe benefits of
     Administrative Personnel. The Management Company shall provide administrative services such as scheduling, personnel policies and payroll administration for Administrative Personnel;

          vi) Professional Payroll. The Management Company shall provide payroll administration services for all physicians employed by the PC (the "Physician Employees");

          vii) Personnel Verification. With respect to each Physician Employee, the Management Company shall verify educational and employment experience, licensure and insurability and shall review and provide the PC with copies of any complaints contained in public files of applicable state and federal sanctioning commissions;

          viii) Working Capital Advances. The Management Company shall provide secured working capital advances to the PC pursuant to Section 8;

          ix) Insurance. The Management Company shall negotiate on behalf of the physicians employed by PC insurance coverage as described in Section 13(a);

          x) Taxes. The Management Company shall provide the PC all information necessary for the PC to prepare its annual income tax returns and its annual and interim financial statements. The Management Company shall have no responsibility for (i) the payment of the PC's federal, state or local income, withholding or other taxes or (ii) the preparation of any tax returns for the PC;

          xi) Inventory and Supplies. The Management Company shall order and purchase inventory and supplies on behalf of the PC, and such other ordinary or appropriate materials as the PC deems to be necessary for it to carry out its professional medical activities;

          xii) Files and Records. The Management Company shall supervise and maintain custody of all files and records relating to the operation of the business of the PC, including, without limitation, accounting, billing, collection and patient medical records. The management of all files and records shall comply with applicable state and federal statutes. Business records of the PC created and/or maintained by the Management Company shall be the joint property of the parties and shall at all times be located at a location that is readily accessible to the parties. Patient medical records shall at all times be and remain the property of the PC and shall be located at a location that is readily accessible for patient care. The Management Company shall preserve the confidentiality of patient medical records and use information contained in such


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     records only for the limited purposes necessary to perform the management services set forth herein; provided, however, that in no event shall a breach of such confidentiality be deemed a default under this Agreement;

          xiii) Payors. The Management Company shall assist the PC in the solicitation of, and negotiations with, prospective payors, including, without limitation, preparation of cost forecasts and proposals;

          xiv) Managed Care. The Management Company shall solicit, negotiate and administer (including, without limitation, the administration of all billings, capitation payments and collections) all managed care contracts on behalf of the PC and shall consult with the PC on all professional or clinical matters relating thereto;

          xv) Education. The Management Company shall develop and implement community out-reach programs and public relations programs designed to educate the patient population regarding the PC, the availability of its medical services and the availability and terms of any managed care programs in which the PC participates. The programs shall be conducted in compliance with applicable laws and regulations governing advertising by the medical profession;

          xvi) Budget. The Management Company shall prepare semi-annual capital and operating budgets (the "Budget") reflecting in reasonable detail the projected revenues and expenses of the PC and projected expenses to be incurred by the Management Company on behalf of the PC. The Budget for the first Period (as defined below) is set forth as Exhibit A. The Budget shall provide that aggregate compensation for all physicians employed by the PC shall not increase more than two and one-half percent (the "Increase") from the previous Budget's aggregate compensation level for physicians; provided, however, that for the purposes of the Increase such budgeted aggregate physician compensation shall exclude the compensation of any physician hired by the PC within 18 months of the date of the Budget (which amount shall be set forth as a separate line item on the Budget) and the compensation of any physician leaving the employment of the PC within 6 months of the date of the Budget; provided, further, that for the purposes of the Increase such budgeted aggregate compensation shall not include bonuses that may be awarded based on (x) the decision of the PC to reallocate budgeted compensation amounts among the individual physicians employed by the PC and/or (y) the decision of the Joint Management Advisory Board (as defined below) to allocate excess cash flow resulting from actual net collections of the PC exceeding budgeted net collections of the PC as adjusted for the additional expenses incurred by the Management Company in delivering Management Services in support of such collections. The Budget for the next


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     succeeding six months shall be presented to the Joint Management Advisory
     Board for approval at least 30 days prior to the end of the preceding six month period; and

          xvii) Non-medical Professional Support. The Management Company shall provide all other non-medical management support required by the PC including, without limitation, postage and duplication services and medical transcribing services.

     (c) The Management Company shall not be liable to the PC for failure to perform any of the services required herein in the event of strikes, lock-outs, calamities, acts of God, unavailability of supplies or other events over which the Management Company has no control for so long as such events continue and for a reasonable time thereafter.

     SECTION 4. Joint Management Advisory Board. (a) The parties shall establish a joint management advisory board (the "Joint Management Advisory Board") that shall be responsible for developing management and administration policies for the overall operation of the PC and the Management Company. The Joint Management Advisory Board shall initially consist of three members, at least two of whom shall be physicians. The Management Company shall designate, in its sole discretion, one member (the "Management Company Representative") of the Joint Management Advisory Board which member shall be a physician. The PC shall designate, in its sole discretion, two members (the "PC Representatives") of the Joint Management Advisory Board. The initial PC Representatives shall be the Physicians. The Management Company Representative and each Physician shall have the right to cast two votes with respect to matters before the Joint Management Advisory Board. If at any time during the Term a Physician (the "Former Chief") is no longer chief of his respective division at Lenox Hill Hospital ("LHH") due to a voluntary relinquishment of his duties as chief, then such Former Chief may remain a member of the Joint Management Advisory Board for as long as such Former Chief so desires and shall have the right (i) to cast two or fewer votes during such period and/or (ii) to assign one or two of his votes to the new chief physician (such new chief physician or any successor thereto, the "New Chief") of such division at LHH if such New Chief is or has become a member of the PC. If the New Chief is or becomes a member of the PC, the New Chief shall become a member of the Joint Management Advisory Board and may cast those votes, if any, assigned to the New Chief by the Former Chief. Upon the retirement of the Former Chief from the Joint Management Advisory Board, the New Chief shall have the right to cast two votes. A quorum of the Joint Management Advisory Board for voting purposes shall consist of three members and the act of a majority of the total votes available to all members of the Joint Management Advisory Board shall be the act of the Joint Management Advisory Board. Any written action taken by the Joint Management Advisory


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Board in lieu of a meeting shall require the unanimous approval of all members of the Joint Management Advisory Board.

     (b) The Joint Management Advisory Board shall have the following duties and obligations:

          i) Meetings. The Joint Management Advisory Board shall convene meetings periodically according to a schedule to be determined by the Joint Management Advisory Board;

          ii) Budgets. All Budgets prepared by the Management Company shall be subject to the review, modification (except for the cap on budgeted aggregate compensation for physicians employed by the PC as set forth in
     Section 3(b)(xvi)) and approval of the Joint Management Advisory Board;

          iii) Patient Fees; Collection Policies; Accounts Payable Policies. As part of the Budget, in consultation with the Management Company and the PC, the Joint Management Advisory Board shall review and adopt a fee schedule for all physician services and ancillary services rendered by the PC. The Joint Management Advisory Board shall also approve the credit collection policies of the PC. The Joint Management Advisory Board shall also approve the accounts payable payment policies of the PC and the Management Company;

          iv) Leases. As part of the Budget, in consultation with the Management Company and the PC, the Joint Management Advisory Board shall review and approve the size and location of any lease entered into pursuant to Section 3(b)(i);

          v) Managed Care Contracts. The Joint Management Advisory Board shall develop, in consultation with the Management Company and the PC, a set of financial parameters pursuant to which the Management Company shall negotiate the managed care contracts referenced in Section 3(b)(xiv);

          vi) Strategic Planning. The Joint Management Advisory Board shall develop long-term strategic planning objectives; and

          vii) Capital Expenditures. The Joint Management Advisory Board shall determine the priority of capital expenditures on behalf of the PC.

     SECTION 5. Obligations of the PC. (a) The PC shall provide professional services to patients in compliance at all times with ethical standards, laws and regulations applying to the medical profession. The PC shall ensure that each physician associated with the PC for the purpose of providing medical care to patients of the PC is licensed by the State of New York. The


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PC shall monitor the quality of medical care practiced by physicians associated with the PC. In the event that any disciplinary actions or medical malpractice actions are initiated against any such physician by any payor, patient, state or federal regulatory agency or any other person or entity, the PC shall immediately inform the Management Company of such action and its underlying facts and circumstances.

     (b) The PC shall use and occupy any Facility (as defined below) exclusively for the practice of medicine, and shall comply with all applicable federal, state and local rules, ordinances and standards of medical care. The medical practice or practices conducted at any Facility described in clause (i) of the definition of the term "Facility" shall be conducted solely by physicians associated with the PC, and no other physician or medical practitioner shall be permitted to use or occupy any Facility without the prior written consent of the Management Company, which consent shall not be unreasonably withheld or delayed. The term "Facility" shall mean (i) any medical facility or laboratory controlled, managed or operated by the Management Company or (ii) any hospital at which any Physician Employee practices medicine or maintains admitting privileges.

     (c) The PC shall at its sole discretion, within the parameters established in the Budget, have control of and responsibility for the hiring, compensation, supervision, evaluation and termination of its Physician Employees, although, at the request of the PC, the Management Company shall consult with the PC regarding such matters. The PC shall be responsible for the payment of such Physician Employees' salaries and wages, payroll taxes, benefits and all other taxes and charges now or hereafter applicable to them.

     (d) The PC and its Physician Employees shall be solely responsible for the cost of membership in professional associations and continuing professional education. The PC shall ensure that its Physician Employees participate in such continuing professional education as is necessary for such physician to remain current in his field of medical practice.

     (e) The PC shall cooperate with the Management Company in the obtaining and retaining of professional liability insurance by (i) ensuring that its Physician Employees are insurable or (ii) instituting proceedings to terminate within 90 days any Physician Employee who is not insurable or who loses his insurance eligibility. The PC shall notify the Management Company in writing of any change in the insurance status of any Physician Employee within two days of the PC receiving notice of such change. The PC shall require all Physician Employees to participate in an on-going risk management program.

     (f) The PC shall not be liable to the Management Company for failure to perform any of the services required herein in the event of strikes, lock-outs, calamities, acts of


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God, unavailability of supplies or other events over which the PC has no control for so long as such events continue and for a reasonable time thereafter.

     (g) The PC shall be solely responsible for all costs, fees and expenses related, directly or indirectly, to the items and services listed on Schedule 1.

     SECTION 6. Cardiothoracic Interventional or Surgical Relationships. (a) Neither the Management Company, Advanced Health Corporation ("AHC") nor any affiliate of either shall enter into a contract (i) to acquire the non-professional assets of or (ii) to provide Management Services to, any cardiothoracic interventional or surgical physician or group of physicians in the boroughs of Manhattan, Brooklyn, the Bronx, Queens or Staten Island, the counties of Westchester, Rockland, Nassau or Suffolk in the State of New York, the counties of Bergen, Hudson, Middlesex, Union or Essex in the State of New Jersey or the county of Fairfield in the State of Connecticut without the written consent of Dr. Subramanian and Dr. Moses, which consent shall not be unreasonably withheld; provided, however, that if Dr. Subramanian or Dr. Moses are no longer employed by or affiliated with the PC, the obligation of the Management Company to obtain such Physician's consent shall be automatically terminated.

     (b) The Management Company shall offer the services of the PC to any network of cardiologists in the boroughs of Manhattan, Brooklyn, the Bronx, Queens or Staten Island, the counties of Westchester, Rockland, Nassau or Suffolk in the State of New York, the counties of Bergen, Hudson, Middlesex, Union or Essex in the State of New Jersey or the county of Fairfield in the State of Connecticut to whom the Management Company is providing Management Services.

     SECTION 7. Restrictive Covenants and Liquidated Damages. The parties recognize that the services to be provided by the Management Company shall be deliverable only if the PC operates an active medical practice to which the physicians associated with the PC devote substantial time and attention. To that end:

     (a) During the Term, neither the PC, nor the Physicians shall establish, operate or provide physician services at any medical office, clinic or other health care facility other than a Facility, without the written approval of the Management Company which approval shall not be unreasonably withheld.

     (b) Each Physician and any Physician Employee now or hereinafter employed by the PC shall sign an employment agreement in substantially the form set forth as Exhibit B.

     (c) The Management Company and the PC acknowledge and agree that since a remedy at law for any breach or attempted


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breach of the provisions of this Section 7 shall be inadequate either party shall be entitled to specific performance and injunctive or other equitable relief in case of any such breach or attempted breach, in addition to any remedies available at law. If any provision of this Section 7 relating to the restrictive period and/or the scope of activity restricted shall be declared by a court of competent jurisdiction to exceed the maximum time period or scope of activity restricted such court deems reasonable and enforceable under applicable law, the time period and/or scope of activity restricted held to be reasonable and enforceable by such court shall thereafter be the restrictive period and/or scope of activity restricted applicable to the restrictive covenant provisions in this Section 7. The invalidity or non-enforceability of this Section 7 in any respect shall not affect the validity or enforceability of the remainder of this
Section 7 or of any other provisions of this Agreement.

          SECTION 8.   WORKING CAPITAL FACILITY.  (a)  On the final business day
                       -------------------------

of every month during the first 36 months of the Term, the Management Company shall make available to the PC an amount (a "Working Capital Advance") equal to
(x) (i) the aggregate cash expenditures for compensation of Physician Employees for such months plus (ii) the aggregate cash expenses set forth on Schedule 1
                ----                                               ----------
paid directly by the PC for such month (collectively, the "Expenses") minus
                                                                      -----

(y)(i) the amount the Management Company paid the PC for its accounts receivable during such month minus (ii) the amount the PC paid to the Management Company
                  -----
for uncollected receivables during such month (collectively, the "Revenues"); provided, however, that the compensation of any physician employed by the PC
--------  -------
shall be excluded from clause (x)(i) above if such compensation is paid and/or guaranteed by any third party; provided further, however, that such Working
                               -------- -------  -------
Capital Advance shall not exceed (i) the amount of aggregate monthly physician compensation provided for in the Budget for the relevant Period or (ii) the amount equal to the cumulative Revenues purchased by the Management Company for the relevant Period through the date of the Working Capital Advance minus the
                                                                    -----
cumulative Expenses for the relevant Period through the date of the Working Capital Advance. Any borrowings made by the PC from the Management Company pursuant to this Section 8(a) shall be evidenced by a promissory note in substantially the form set forth as Exhibit C.
                                    ---------

          (b) If an outstanding balance exists on the note securing any Working Capital Advance on the 36 month anniversary of the Effective Date, then the PC may repay such note by (i) paying to the Management Company an amount of cash equal to the outstanding balance, including unpaid interest, on such note or
(ii) surrendering to the Management Company (A) if AHC is not then a public company, shares of AHC stock with a value equal to the outstanding balance including unpaid interest on such note, which value shall be determined based upon an appraisal by an independent investment bank to be mutually agreed upon by the parties or (B) if AHC is then a public company, shares of AHC




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common stock with a value, based on a 20-day average closing price, equal to the outstanding balance, including unpaid interest, on such note; provided, however,
                                                              --------  -------
that, in the case of clause (A) or clause (B) above, if the value of all the shares of AHC stock transferred hereunder plus the value received from the prior
                                          ----
disposition of shares of AHC stock is insufficient to repay such note, then the Management Company shall forgive the amount of such note equal to such insufficiency.

          SECTION 9.  COMPENSATION; ACCOUNTS RECEIVABLE.    (a) In consideration
                      ---------------------------------
of the Management Services, the PC shall pay to the Management Company (i) a
monthly fee (the "Management Fee") of [     ]*payable in advance on the first
business day of each month during the Term, and (ii) a signing fee (the "Signing
Fee") of [     ] *payable in equal installments on the first business day of the second and third months of the Base Term which payments shall be by the pledge of accounts receivable of the PC to the Management Company.

               (b) Commencing on January 1, 1996 and commencing on every six month anniversary of such date thereafter during the Term (each a "Period"), the parties shall review the Management Fee for the following Period and mutually agree on a revised Management Fee which shall be reflected in an amendment to this Agreement in the form of Exhibit D; provided, however, that if the parties
                              ---------  --------  -------
are unable to agree on a revised Management Fee after pursuing good faith negotiations for 20 days, then the Management Fee for such following Period will be adjusted automatically upward or downward pursuant to the formula set forth on Annex A. Upon the addition or subtraction of any practicing physician
         -------
by the PC, the parties shall review the Management Fee and mutually agree on a revised Management Fee for the remainder of the Period during which such physician is added or subtracted that shall be reflected in an amendment to this Agreement in the form of Exhibit D; provided, however, that if the parties are
                         ---------  --------  -------
unable to agree on a revised Management Fee after pursuing good faith negotiations for 20 days, then the Management Fee for the remainder of such Period shall remain unchanged. A practicing physician shall be deemed to be subtracted by the PC if such physician does not or cannot practice medicine for any reason for a period of 90 consecutive days. The PC shall provide written notice to the Management Company of the addition or subtraction of any practicing physician within five business days of such addition or subtraction occurring.

               (c) The amount of interest due on any Working Capital Advance made pursuant to Section 8(a) shall be paid monthly with the Management Fee.

               (d) Commencing with the second month of the Base Term, on the first business day of each month, the Management





-----------
* Omitted pursuant to Rule 406 promulgated under the Securities Act of 1933, as amended.

Company shall purchase the accounts receivable of the PC arising during the previous month for an aggregate payment equal to the face amount of such accounts receivable (the "Receivable Payment"); provided, however, that the
                                                --------  -------
Management Company reserves the right to purchase accounts receivable (i) not being paid by funds from the Medicare or Medicaid programs or (ii) in the event any state or federal laws or regulations, now existing or enacted or promulgated after the Effective Date, are interpreted by judicial decision, a regulatory agency or legal counsel of the Management Company in such a manner as to allow the discounted purchase of Medicare or Medicaid receivables, all accounts receivable, at a discounted rate to be mutually agreed upon by the parties based upon the historical accounts receivable collection rates of the PC, Lenox Hill Cardiothoracic Surgical, P.C. ("LHCS PC") and Lenox Hill Interventional Cardiology, P.C. ("LHIC PC") The Receivable Payment shall be paid in cash, or other readily available funds, in equal, interest-free weekly installments payable on the first business day of each week that begins during the month in question. Appropriate adjustments to such payments shall be made with respect to the thirteenth week in each fiscal quarter. The Management Company shall have the right to deduct, withhold and set-off from any Receivable Payment owed to the PC an amount equal to the amount owed to the Management Company by the PC on the Signing Fee.

               (e) Although it is the intention of the parties that the Management Company purchase and thereby become owner of the accounts receivable of the PC, in cash such purchase shall be ineffective for any reason, the Management Company shall make a loan to the PC in an amount equal to the Receivable Payment which loan shall be secured by a Security Agreement in the form attached as Exhibit E which the PC is entering into concurrently herewith.
                 ---------
Any such loan shall be due and payable 90 days after it is made and the PC shall prepay principal of such loan in an amount equal to its collections of accounts receivable on each day such collections are made prior to the due date of such loan. In addition, the PC shall cooperate with the Management Company and execute all necessary documents in connection with the pledge of such accounts receivable to the Management Company or at the Management Company's option, its lenders. All collections, including, without limitation, all collections of Medicare and Medicaid payments, in respect of such accounts receivable shall be made by the Management Company on behalf of the PC. To the extent that the PC gains possession of any payments in respect of such accounts receivable, the PC shall direct such payments to the Management Company for deposit in a bank account designated by the Management Company. Any accounts receivable purchased by the Management Company and not collected within 90 days of such purchase shall be repurchased by the PC at the Management Company's costs thereof.

     SECTION 10. Representation of AHC. AHC represents and warrants to the PC that to the best of AHC's knowledge as of the date hereof the proceeds of the next round of financing shall be used as set forth on Annex B.

     SECTION 11. Certain Covenants. (a) Except as expressly provided herein, during the Term of this Agreement, the Physicians shall not directly or indirectly sell, or in any other way transfer, assign, pledge, distribute, encumber or otherwise dispose of (including, without limitation, by reason of the foreclosure or other acquisition by any lender with respect to any shares of capital stock of the PC pledged by the Physicians) any capital stock of the PC or any interest therein, or enter into any agreement with respect to any of the foregoing, in any case either voluntarily or involuntarily and with or without consideration.

     (b) During the Term of this Agreement, the PC shall not issue or sell any shares of its capital stock, any securities convertible into or exchangeable or exercisable for shares of its capital stock or any rights to subscribe for or to purchase shares of its capital stock without the consent of the Management Company, which consent shall not be unreasonably withheld or delayed so long as the recipient thereof agrees to be bound by the terms of this Agreement.

     (c) During the Term of this Agreement, each certificate representing shares of capital stock (including the Stock) issued by the PC shall bear the following legend:

--------
*Omitted pursuant to Rule 406 promulgated under the Securities Act of 1933, as amended.

           "THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE RESTRICTIONS ON TRANSFER CONTAINED IN THE MANAGEMENT SERVICES AGREEMENT DATED AS OF
           AUGUST 7, 1995, AMONG ADVANCED HEART INSTITUTE OF NEW YORK, P.C., A NEW YORK PROFESSIONAL CORPORATION, VALAVANUR A. SUBRAMANIAN, M.D., JEFFREY MOSES, M.D. AND MAJEAN SUB 2, INC., A DELAWARE CORPORATION."

     (d) During the Term of this Agreement, the Management Company shall act materially in accordance with the accounts payable payment policies approved by the Joint Management Advisory Board.

     (e) During the Term of this Agreement, if any employee of the Management Company who was previously an employee of LHCS PC or LHIC PC has an irreconcilable difference with the Management Company which the best efforts of the parties are unable to resolve, then, at the sole discretion of Dr. Subramanian with respect to former employees of LHCS PC and at the sole discretion of Dr. Moses with respect to former employees of LHIC PC, such employee may become an employee of the PC.

     SECTION 12. Records. (a) Upon termination of this Agreement, the PC shall retain all patient medical records maintained by the PC or the Management Company in the name of the PC. The PC shall, at its written request and at the cost of the Management Company, be entitled to copies of any financial and accounting records relating to all management services performed by the Management Company.

     (b) Following the termination of this Agreement, the PC will grant (to the extent permitted by law) to the Management Company, for the purposes of preparing for any actual or anticipated legal proceeding, reasonable access (which shall include making photocopies) to the records described in Section 12(a) and other information regarding the PC or the Business during the Term.

     SECTION 13. Insurance and Indemnity. (a) During the Term, the PC shall maintain comprehensive professional liability insurance providing for (i) general liability coverage and (ii) medical malpractice coverage with limits of not less than $1,000,000 per claim and with aggregate policy limits of not less than $3,000,000 per physician employed by the PC (or such higher amounts as may be necessary to comply with any regulatory requirement and/or contractual requirement to which such physician or the PC may be subject) and a separate limit for the PC. The Management Company shall have no responsibility for the payment of the premiums for such liability coverage. The PC shall be responsible for all liabilities in excess of the limits of such policies.

     (b) The PC shall indemnify, hold harmless and defend the Management Company, its officers, directors, shareholders, employees, agents and independent contractors from and against any and all liabilities, losses, damages, claims, causes of action and expenses (including reasonable attorneys' fees and expenses), whether or not covered by insurance, caused or asserted to have been caused, directly or indirectly, by or as a result of the performance of medical services or any other acts or omissions by the PC and/or its partners, agents, employees and/or subcontractors (other than the Management Company) during the Term.

     (c) The Management Company shall indemnify, hold harmless and defend the PC, its officers, directors, shareholders, employees, agents and independent contractors from and against any and all liabilities, losses, damages, claims, causes of action and expenses (including reasonable attorneys' fees and expenses), whether or not covered by insurance, caused or asserted to have been caused, directly or indirectly, by or as a result of the performance of Management Services or any other acts or omissions by the Management Company and/or its partners, agents, employees and/or subcontractors (other than the PC) during the Term.

     SECTION 14. Termination. (a) The PC may terminate this Agreement (i) in the event of the filing of a petition in voluntary bankruptcy or an assignment for the benefit of creditors by the Management Company or AHC, or upon other action taken or suffered, voluntarily or involuntarily, under any federal or state law for the benefit of debtors by the Management Company or AHC, except for the filing of a petition in involuntary bankruptcy against the Management Company or AHC which is dismissed within 60 days thereafter, by giving written notice to the Management Company of the immediate termination of this Agreement (a "Bankruptcy Event"), (ii) in the event the Management Company defaults in its obligation under Section 8(a) and such default results in the PC being unable to meet its payroll obligations to the Physician Employees and such default shall continue for a period of five business days after written notice thereof has been given to the Management Company by the PC, by giving written notice to the Management Company of the immediate termination of this Agreement, (iii) in the event the Management Company shall materially default in the performance of any other duty or obligation imposed upon it by this Agreement and such default shall continue for a period of 45 days after written notice thereof has been given to the Management Company by the PC, by giving written notice to the Management Company of the immediate termination of this Agreement or (iv) pursuant to Section 28.

     (b) The Management Company may terminate this Agreement effective immediately by giving written notice to the PC (i) in the event of a Bankruptcy Event relating to the PC, (ii) in the event the PC shall materially default in the performance of any duty or obligation imposed upon it by this Agreement and such default shall continue for a period of 45 days after written notice thereof has been given to the PC by the Management Company,
(iii) in the event that the Agreement dated as of October 1, 1994 between LHCS PC and LHH or the Agreement dated as of October 1, 1993 between LHIC PC and LHH are terminated for any reason, (iv) in the event the PC or either of the Physicians is excluded from the Medicaid or Medicare program for any reason or
(v) pursuant to Section 28.

     (c) Following the occurrence of a Triggering Event (as defined below), at the option of the Management Company in the case of a Triggering Event defined in clause (i) of the definition thereof or at the option of the PC or either Physician in the case of a Triggering Event defined in clause (ii), (iii), (iv) or (v) of the definition thereof, upon 30 days written notice, this Agreement may be terminated. In connection with a termination triggered by the Management Company or the PC pursuant to this Section 14(c), (i) any then-outstanding note securing a Working Capital Advance shall be cancelled, (ii) the Management Company shall return the Signing Fee to the PC by returning an amount, in cash and/or accounts receivable, equal to the amount of the Signing Fee paid at the time of the Triggering Event, (iii) the Management Company shall sell to the PC at a price equal to their then-fair market value any assets acquired for the use of the PC by the Management Company following the Effective Date, and (iv) the PC shall repurchase at cost any of its outstanding accounts receivable previously purchased by the Management Company pursuant to Section 9(d). In connection with a termination triggered by either Physician pursuant to this
Section 14(c) or Section 29(d), (i) one-half of any then-outstanding note securing a Working Capital Advance shall be cancelled, (ii) the Management Company shall return the one half of the Signing Fee to such Physician by returning an amount, in cash and/or accounts receivable, equal to one-half of the amount of the Signing Fee paid at the time of the Triggering Event, (iii) the Management Company shall sell to such Physician at a price equal to their then-fair market value any assets acquired for the use of such Physician by the Management Company following the Effective Date, and (iv) such Physician shall repurchase at cost any of its outstanding accounts receivable previously purchased by the Management Company pursuant to Section 9(d). The term "Triggering Event" shall mean (i) (x) the failure of AHC to consummate a registered public offering within 36 months of the Effective Date, (y) the failure of AHC to generate revenues equal to or greater than $20,000,000 on a consolidated basis during the second 12 months of the Base Term and (z) on the 36- month anniversary of the Base Term, the outstanding principal balance on the notes securing any Working Capital Advance exceeds $3,000,000, (ii) the failure of AHC to (x) consummate a registered public offering within 36 months of the Effective Date and (y) generate revenues equal to or greater than $20,000,000 on a consolidated basis during the second 12 months of the Base Term, (iii) the failure of AHC to have closed on financing in an amount equal to $5,000,000, within 90 days of the Effective Date, (iv) at any time during the first 36 months of the Base Term, the outstanding principal balance on the notes securing any Working Capital Advance exceeds $2,150,000 or (v) at any time during the first five months of the Base Term, the occurrence of a Bankruptcy Event relating to the Management Company or AHC.

     (d) The Management Company shall secure its obligations under Section 14(c)(ii) by granting to the PC a security interest in its accounts receivable, by entering into a Security Agreement in the form attached as Exhibit F which the Management Company is entering into concurrently herewith.

     SECTION 15. Non-Disclosure of Confidential Information. (a) None of the PC, its owners, employees, consultants or agents or either Physician shall, at any time after the execution and delivery hereof, directly or indirectly disclose any confidential or proprietary information relating to the Management Company to any person, firm, corporation, association or other entity, nor shall the PC, its owners, employees, consultants or agents or either Physician make use of any of such confidential or proprietary information for its or their own purposes or for the benefit of any person, firm, corporation or other entity except the Management Company or any subsidiary or affiliate thereof. The foregoing obligation shall not apply to any information which the PC or either Physician can establish to have (i) become publicly known without breach of this Agreement by it or them or (ii) to have been given to the PC or either Physician by a third party who is not obligated to maintain the confidentiality of such information.

     (b) None of the Management Company, its owners, employees, consultants or agents shall, at any time after the execution and delivery hereof, directly or indirectly disclose any confidential or proprietary information relating to the PC to any person, firm, corporation, association or other entity, nor shall the Management Company, its owners, employees, consultants or agents make use of any of such confidential or proprietary information for its or their own purposes or for the benefit of any person, firm, corporation or other entity except the PC or any affiliate thereof. The foregoing obligation shall not apply to any information which the Management Company, its owners, employees, consultants or agents can establish to have (i) become publicly known without breach of this Agreement by it or them or (ii) to have been given to the Management Company, its owners, employees, consultants or agents by a third party who is not obligated to maintain the confidentiality of such information.

     (c) The term "confidential or proprietary information" shall mean all information which is known to the Management Company, the PC, any of their respective employees, officers, directors or consultants or the Physicians which relates to matters such as trade secrets, books and records, supplies, pricing and cost information, marketing plans, strategies and forecasts. Nothing contained herein shall prevent the Management Company, the PC or the Physicians from furnishing confidential or proprietary information pursuant to a direct order of a court of competent jurisdiction.

     SECTION 16. Non-Competition. (a) The PC acknowledges and recognizes the highly competitive nature of the business of the Management Company and that goodwill is an essential asset of the Management Company. Accordingly, during the Term, the PC shall not (i) directly or indirectly engage in any Competitive Business (as defined below), whether such engagement shall be as an employer, owner, consultant, partner or other participant in any Competitive Business,
(ii) assist others in engaging in any Competitive Business in the manner described in the foregoing clause (i), (iii) employ or otherwise induce employees of the Management Company to terminate their employment with the Management Company or engage in any Competitive Business or (iv) induce customers or vendors of the Management Company to alter or terminate their business relationship with the Management Company. As used herein, the term "Competitive Business" shall mean any business which, directly or indirectly, competes with the Management Company in the boroughs of Manhattan, Brooklyn, the Bronx, Queens or Staten Island, the counties of Westchester, Rockland, Nassau or Suffolk in the State of New York, the counties of Bergen, Hudson, Middlesex, Union or Essex in the State of New Jersey or the county of Fairfield in the State of Connecticut.

     (b) AHC, the Management Company and any affiliate of either acknowledge and recognize the highly competitive nature of the business of the PC. Accordingly, during the Term, AHC, the Management Company and/or any affiliate of either shall not (i) directly or indirectly engage in any Competitive Business (as defined below), whether such engagement shall be as an employer, owner, consultant, partner or other participant in any Competitive Business, (ii) assist others in engaging in any Competitive Business in the manner described in the foregoing clause (i), (iii) employ or otherwise induce employees of the PC to terminate their employment with the PC or engage in any Competitive Business or (iv) induce patients or vendors of the PC to alter or terminate their medical or business relationship with the PC. As used herein, the term "Competitive Business" shall mean any business which, directly or indirectly, competes with the PC in the provision of cardiothoracic surgery or invasive cardiology to the general public in the boroughs of Manhattan, Brooklyn, the Bronx, Queens or Staten Island, the counties of Westchester, Rockland, Nassau or Suffolk in the State of New York, the counties of Bergen, Hudson, Middlesex, Union or Essex in the State of New Jersey or the county of Fairfield in the State of Connecticut.

     SECTION 17. Activities of the Management Company. (a) The PC and the Management Company acknowledge that certain federal and state statutes severely restrict or prohibit the Management Company from providing medical services. Accordingly, during the Term, the Management Company represents and warrants that it shall not provide or otherwise engage in services or activities which constitute the practice of medicine, as defined in applicable state or federal law, except in compliance therewith.

     (b) Without in any way limiting Section 17(a), during the Term, the Management Company shall not interfere with the exercise of professional judgment by any health care provider employed by the PC nor shall the Management Company interfere with, control, direct or supervise any health care provider in connection with the provision of professional services. The foregoing shall not preclude the Management Company from assisting in the development of professional protocols and monitoring compliance with policies and procedures that have been instituted in accordance with this Agreement.

     (c) Subject to Sections 6 and 16, this Agreement shall not prohibit the Management Company or any partner or employee thereof from engaging in other activities, whether or not such activities are competitive with any business of the PC.

     SECTION 18. Assignment. The Management Company shall have the right to assign its right to receive payment hereunder to an affiliate and to any lending institution from which the Management Company or Advanced Health Corporation obtains financing for security purposes or as collateral. Except as set forth in the preceding sentence, neither the Management Company nor the PC shall have the right to assign their respective rights and obligations hereunder without the written consent of the other party.

     SECTION 19. Notices. All notices, requests, consents and other communications hereunder shall be in writing and shall be deemed sufficient if personally delivered, sent by nationally-recognized overnight courier, or by registered or certified mail, return receipt requested and postage prepaid, addressed as follows:

     if to the Management Company, to:

               Majean Sub 2, Inc.
               c/o Sexter & Warmflash
               61 Broadway
               New York, New York  10006
               Attention:  David Warmflash, Esq.

     with a copy to:

               Sexter & Warmflash
               61 Broadway
               New York, New York  10006
               Attention:  David Warmflash, Esq.

     if to the PC, to:

               Advanced Heart Institute of New York, P.C.
               c/o Lenox Hill Hospital
               130 East 77th Street
               New York, New York  10021

     with a copy to:

               Sexter & Warmflash
               61 Broadway
               New York, New York  10006
               Attention:  David Warmflash, Esq.

     if to the Physicians, to:

               Valavanur A. Subramanian, M.D.
               Personal and Confidential
               c/o Lenox Hill Hospital
               130 East 77th Street
               New York, New York  10021

               Jeffrey Moses, M.D.
               Personal and Confidential
               c/o Lenox Hill Hospital
               130 East 77th Street
               New York, New York  10021

     in each case, with a copy to:

               Sexter & Warmflash
               61 Broadway
               New York, New York 10006
               Attention: David Warmflash, Esq.

or to such other address as the party to whom notice is to be given may have furnished to each other party in writing in accordance herewith. Any such notice or communication shall be deemed to have been received (a) in the case of personal delivery, on the date of such delivery, (b) in the case of nationally-recognized overnight courier, on the next business day after the date when sent and (c) in the case of mailing, on the third business day following that on which the piece of mail containing such communication is posted.

     SECTION 20. Benefits of Agreement. This Agreement shall bind and inure to the benefit of any successors to or assigns of the Management Company, the Physicians and the PC.

     SECTION 21. Governing Law; Conduct. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York (without giving effect to principles of conflicts of laws). The parties hereto shall act in good faith and shall refrain from taking any actions to circumvent or frustrate the provisions of this Agreement.

     SECTION 22. Headings. Section headings are used for convenience only and shall in no way affect the construction of this Agreement.

     SECTION 23. Entire Agreement; Amendments. This Agreement contains the entire understanding of the parties with respect to its subject matter, and neither it nor any part of it may in any way be altered, amended, extended, waived, discharged or terminated except by a written agreement signed by each of the parties hereto.

     SECTION 24. Severability. The provisions of this Agreement shall be deemed severable and if any portion shall be held invalid, illegal or unenforceable for any reason, the remainder of this Agreement shall be effective and binding upon the parties.

     SECTION 25. Counterparts. This Agreement may be executed in counterparts, and each such counterpart shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement.

     SECTION 26. Waivers. Any party to this Agreement may, by written notice to the other party, waive any provision of this Agreement. The waiver by any party of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any subsequent breach.

     SECTION 27. Termination. Notwithstanding anything contained herein to the contrary, Sections 10, 13(c), 13(d), 14, 15, 19, 20, 21, 22, 23, 24, 25, 26 and
27 shall survive any termination of this Agreement.

     SECTION 28. Contract Modification for Prospective Legal Events. (a) In the event any state or federal laws or regulations, now existing or enacted or promulgated after the Effective Date, are interpreted by judicial decision, a regulatory agency or legal counsel of both parties in such a manner as to indicate that the structure of this Agreement may be in violation of such laws or regulations, the PC, the Physicians and the Management Company shall amend this Agreement as necessary to avoid such violation. To the maximum extent possible, any such amendment shall preserve the underlying economic and financial arrangements between the PC and the Management Company. If an amendment is not possible, either party shall have the right to terminate this Agreement.

     (b) In the event any state or federal laws or regulations, now existing or enacted or promulgated after the Effective Date, are interpreted by judicial decision, a regulatory agency or legal counsel of both parties in such a manner as to allow a business corporation to purchase, operate or own equity interests in medical practices or professional corporations, and if the PC or any Physician or other stockholder of the PC (the "Offeror") proposes to sell, transfer, assign, pledge, distribute, encumber or otherwise dispose of, either voluntarily or involuntarily, with or without consideration, any capital stock of the PC or all or substantially all of the assets of the PC (a "Transfer") to any third party (the "Third Party"), then the Offeror shall, before such Transfer, deliver to the Management Company an offer (the "Offer") to enter into such Transfer in place of the Third Party upon the terms offered to such Third Party. The Offer shall remain open and irrevocable for a period of 45 days from the date of its delivery.

     SECTION 29. Hospital Administrative Matters; Succession. (a) For purposes of addressing administrative matters with LHH relating to the PC's clinical activities ("Hospital Matters"), (i) Dr. Subramanian shall be responsible for all Hospital Matters relating to the cardiothoracic surgical section of the PC and (ii) Dr. Moses shall be responsible for all Hospital Matters relating to the interventional cardiology section of the PC.

     (b) (i) If either Physician has become a Former Chief of his respective division at LHH due to a voluntary relinquishment of his duties and title, such Former Chief (x) shall transfer, based on the book value of the PC on the 15th day of the month immediately preceding such transfer, his ownership interest in the PC to the New Chief of such division at LHH, at such time as such Former Chief may determine in his sole discretion, provided that such New Chief has agreed to join the PC and provided further that such Former Chief shall transfer his ownership interest in the PC to the New Chief at such time as such Former Chief ceases to practice medicine as a member of the PC for any reaon, and (y) may continue his private practice of medicine as either a full-time Physician Employee of the PC or enter into a part-time employment or a subcontracting agreement with the PC.

     (ii) If any New Chief who is a member of the PC no longer serves as the chief physician of his respective division at LHH due to a voluntary relinquishment of such duties and title, such New Chief (x) shall transfer his ownership interest in the PC to the new chief physician of such division of LHH, who shall then be the "New Chief", provided such New Chief has agreed to join the PC and (y) may continue his private practice of medicine as either a full-time Physician Employee of the PC or enter into a part-time employment or a subcontracting agreement with the PC.

     (iii) Upon death, disability or voluntary retirement from the practice of medicine at LHH, such Former Chief, New Chief, or heirs or estate thereof shall receive a severance payment in the form of monthly cash payments as follows: (x) after three years of employment as chief of his respective division such Former Chief or New Chief shall receive an amount equal to four months of Severance Pay (as defined below); (y) after four years of employment as chief of his respective division such Former Chief or New Chief shall receive an amount equal to five months of Severance Pay; and (z) after five or more years of employment as chief of his respective division such Former Chief or New Chief shall receive an amount equal to six months of Severance Pay. The term "Severance Pay" means an amount equal to the average monthly salary of such retiring physician for the twelve months preceding the date of retirement of such physician.

     (c) If either Physician or any New Chief is no longer the chief physician of his respective division at Lenox Hill Hospital due to an involuntary relinquishment of such duties and title either for cause or due to death or disability of such Physician or New Chief, such Physician or New Chief or the heirs or estate of such Physician or New Chief shall transfer his ownership interest in the PC to the new chief physician of such division at Lenox Hill Hospital.

     (d) If either Physician (the "Terminating Physician") wishes to terminate his relationship with the PC due to irreconcilable differences with the other Physician, the Terminating Physician shall notify the Management Company in writing (the "Differences Notice") of such differences, which notice shall set forth a full description of such differences. Following the tenth business day after the delivery of the Differences Notice, but not later than twenty business days following the delivery of the Differences Notice, the Terminating Physician may notify the Management Company in writing (the "Put Notice") of his desire to cause AHC to repurchase all (but not less than all) of the shares of AHC stock then owned or beneficially owned by the Terminating Physician at a price equal to (i) if AHC is not then a public company, their fair market value as of the date of the Put Notice as determined based upon an appraisal by an independent investment bank to be mutually agreed upon by AHC and the Terminating Physician or (ii) if AHC is then a public company, their value as of the date of the Put Notice as determined based on a 20-day average closing price for such shares (the "Valuation"). Within 10 business days following the Valuation, AHC shall purchase, and the Terminating Physician shall sell, the number of shares of AHC stock specified in the Put Notice at a mutually agreeable time and place (the "Put Closing"). Following the Put Closing, the Terminating Physician shall enter into a management services agreement with the Management Company substantially upon the terms contained herein for the delivery of Management Services to the Terminating Physician.

     SECTION 30. Conditions to Effectiveness. (a) This Agreement shall become effective upon the Effective Date subject to the satisfaction of each of the following conditions unless such conditions are waived by the parties:

          (i) The employment agreements referenced in Section 7(b) shall have been executed by the parties thereto;

          (ii) The Agreement dated as of October 1, 1994 between LHCS PC and LHH and the Agreement dated as of October 1, 1993 between LHIC PC and LHH shall have been assigned to the PC;

          (iii) Any lease existing between LHCS PC and LHH and/or between LHIC PC and LHH shall have been assigned to the Management Company;

          (iv) The Letter Agreement dated August, 1995 between AHC and LHH relating to the creation of a network of hospitals providing cardiothoracic surgery and interventional cardiology services shall have been executed by the parties thereto;

          (v) The Consent Agreement dated August, 1995 between LHH, LHCS PC, LHIC PC, Dr. Subramanian, Dr. Moses, the PC and the Management Company shall have been executed by the parties thereto;

          (vi) A binding agreement regarding management services shall have been entered into between S.A.M. Medical Associates, P.C., Angelo Acquista, M.D. and AHC or a subsidiary thereof;

          (vii) A final Budget for the first Period of the Base Term shall have been agreed upon by the parties; and

          (viii) The PC and the Management Company shall have used their best efforts to draft an employee integration plan reasonably satisfactory to each party.

     (b) If the conditions set forth in Section 29(a) are not satisfied by August 21, 1995, this Agreement shall automatically terminate.

                                      * * *

     IN WITNESS WHEREOF, the parties have duly executed this Management Services Agreement as of the date first above written.

                                             ADVANCED HEART INSTITUTE OF NEW
                                             YORK, P.C.

                                             By:
                                                --------------------------------
                                                Name:
                                                Title:

                                             MAJEAN SUB 2, INC.

                                             By:
                                                --------------------------------
                                                Name:
                                                Title:

                                             -----------------------------------
                                             VALAVANUR A. SUBRAMANIAN, M.D.

                                             -----------------------------------
                                             JEFFREY MOSES, M.D.

AGREED AND ACCEPTED AS TO
SECTIONS 6(a), 10, 11(f),
14, 16 AND 29:

ADVANCED HEALTH CORPORATION

By:
   --------------------------------
   Name:
   Title:

                                                                       EXHIBIT A
                                            to the Management Services Agreement



AHI Surgery and Interventional

Income Statement
                                                                Budget
                                                          8/1-12/31/95
                                                         -------------

Physician Fee Income (Cash)                                 $6,060,933
                                                            ----------

Physician Salaries and Professional Expenses
     Salaries                                                3,987,567
     Physician Payroll Tax and Benefits                        110,417
     Outside Service Professional fee                          150,000
     Outside Service Technical                                  38,000
     Hospital Facility Fees                                    569,453
     Additional Hospital Fees (PA subsidies)                   175,000
     Malpractice Insurance                                     120,667
     Workers Comp/DBL Insurance                                 32,500
     Pension Expense                                                 0
     Legal/Accounting/Prof Fees                                 54,167
     Conference Cost/Travel & Entertainment                     67,500
     Dues & Subscriptions/Licenses                              13,750
     Contributions                                              22,000
     Depreciation                                               15,208
     Auto Lease/Garage                                          17,167
     Franchise and Other Taxes                                  27,188
                                                                ------
Total Physician Expenses                                     5,400,582
                                                             ---------
                                                                     0
Operating Margin Before Management Fees & Expenses             660,350
                                                               -------

Management Expenses
     Non-Physician Payroll                                     130,017
     Payroll Taxes and Benefits                                 34,393
     Administrative Subsidy                                      6,000
     Pension Expense/Compensation                                    0
     Rent - Hospital                                            56,258
     Rents - Other                                               5,000
     Telephone                                                  16,667
     Insurance - WC/DBL/Office                                   2,500
     Officer Expense                                            32,333
     Billing Expense                                           142,377
     Payroll Service                                               500
     Beepers                                                       542
     Repairs & Maintenance                                         417
     Equipment Lease                                             1,875
     Miscellaneous                                               3,208
     Outside Office Services                                     8,750
     Bank Charges                                                1,042
     Medical Supplies                                           16,458
     Depreciation                                                    0
     Management Fee                                            181,828
     Taxes - Commercial Rent Tax                                 3,201
                                                                 -----
Total Management Expenses                                      643,365
                                                               -------

Net Income/(Loss)                                              $16,986
                                                               -------

                                                                       EXHIBIT B
                                                to Management Services Agreement

                         [FORM OF EMPLOYMENT AGREEMENT]

                                               EMPLOYMENT AGREEMENT dated as of
                                           __________ __, 1995, between ADVANCED
                                           HEART INSTITUTE OF NEW YORK, P.C.
                                           (the "PC"), and _________________
                                           (the "Employee").

                     The PC is a professional corporation engaged in the provision of cardiothoracic surgery and invasive cardiology medical services to the general public. The PC desires to employ the Employee as a physician to deliver such medical services and the Employee desires to accept such employment by the PC, on the terms and subject to the conditions hereinafter set forth.

     NOW, THEREFORE, in consideration of the mutual cove- nants and obligations hereinafter set forth, the parties hereto hereby agree as follows:

     1. Employment. The PC hereby employs the Employee and the Employee hereby accepts employment by the PC, upon the terms and subject to the conditions hereinafter set forth.

     2. Term. The employment of the Employee hereunder shall be for the _____-year period commencing on the date hereof and ending on __________ __,
____ (the "Term"). For convenience of reference, the Term and any extension thereof shall be referred to in this Agreement as the "Employment Period."

     3. Duties. (a) The Employee shall be employed as a physician. The Employee shall perform such medical duties and services as may be assigned to him or her from time to time by the PC.

     4. Time to be Devoted to Employment; Place of Employment. (a) Except for _____ weeks vacation per year (in addition to public holidays) and absences due to temporary illness, during the Employment Period the Employee shall devote all of his or her business time, attention and energies to the medical practice and affairs of the PC.

     (b) During the Employment Period, the Employee shall not be engaged in any other medical or business activity which conflicts with the duties of the Employee hereunder, whether or not such activity is pursued for gain, profit or other pecuniary advantage.

     5. Compensation; Reimbursement. (a) During the Employment Period, the PC shall pay to the Employee an annual salary (the "Base Salary") of not less than $_______, payable in such installments as is the policy of the PC with respect to its physicians. Such Base Salary will be reviewed at least annually and may be increased by the PC in its sole discretion.

     (b) The Employee may also receive, at the sole discretion of the PC, an annual cash bonus based upon the Employee's individual performance and upon the performance of the PC as a whole.

     (c) During the Employment Period and to the extent available to physicians employed by the PC, the Employee shall be entitled to participate in all of the PC's benefit plans, pension and retirement plans, life insurance, hospitalization and surgical and major medical coverages, sick leave, vacation and holidays, long-term disability and such other fringe benefits enjoyed by other physicians employed by the PC.

     6. Involuntary Termination. (a) If the Employee is incapacitated or disabled by accident, sickness or other cause so as to render him or her mentally or physically incapable of performing the services required to be performed by him or her under this Agreement for a period of 90 consecutive days or longer, or for 90 days during any six-month period (such condition being herein referred to as a "Disability"), any termination by the PC of the employment of the Employee under this Agreement as a result of such Disability shall be called an "Involuntary Termination." Until the PC or the Employee shall have terminated the Employee's employment hereunder, the Employee shall be entitled to receive his or her compensation notwithstanding any such physical or mental disability.

     (b) If the Employee dies during the Employment Period, his or her employment hereunder shall be deemed to cease as of the date of his or her death, and the termination of his or her employment occasioned thereby shall be deemed an Involuntary Termination.

     7. Termination for Cause. If the PC shall terminate Employee's employment for "Cause," then such termination shall be called a the Employee's employment for "Cause," then such termination shall be called a "Termination for Cause." For purposes of this Agreement, "Cause" shall be limited to:

          (i) the willful and continued failure by the Employee substantially to perform the duties described in Section 3 (other than any failure resulting from an illness or other similar incapacity or disability), for 30 days after a written demand for performance is delivered to the Employee on behalf of the Board which specifically identifies the manner in which it is alleged that the Employee has not substantially performed his duties;

          (ii) the engaging by the Employee in misappropriation of funds, properties or assets of the PC, sexual harassment of employees of the PC, chronic alcoholism or drug addiction, slander or libel concerning the PC, or a material tort relating to his or her office or employment with the PC which has a material adverse effect on the PC; or

          (iii) the Employee's conviction of a crime constituting a felony.

     8. Termination Without Cause. If the PC shall terminate the employment of the Employee hereunder at any time during the Employment Period without "Cause", other than in the case of an Involuntary Termination, then such termination shall be called a "Termination Without Cause."

     9. Voluntary Termination. Any termination of the employment of the Employee hereunder otherwise than as a result of an Involuntary Termination, a Termination For Cause or a Termination Without Cause shall be deemed to be a "Voluntary Termination." A Voluntary Termination shall be deemed to be effective immediately upon such termination.

     10. Effect of Termination of Employment. (a) Upon the termination of the Employee's employment hereunder pursuant to a Voluntary Termination or a Termination For Cause, neither the Employee nor his or her beneficiary or estate shall have any further rights or claims against the PC under this Agreement except to receive any unpaid portion of the Base Salary provided for in Section 5(a), computed on a pro rata basis to the date of termination.

     (b) Upon the termination of the Employee's employment hereunder pursuant to an Involuntary Termination, neither the Employee nor his or her beneficiary or estate shall have any further rights or claims against the PC under this Agreement except to receive a termination payment equal to that provided for in
Section 10(a) hereof, plus an amount equal to the pro rata share of the Employee's cash bonus, if any, that would have been earned pursuant to Section 5(b) based upon an annualized calculation of the Employee's performance through the date of termination.

     (c) Upon the termination of the Employee's employment hereunder pursuant to a Termination Without Cause, neither the Employee nor his or her beneficiary or estate shall have any further rights or claims against the PC under this Agreement except to receive a termination payment equal to the amount provided for in Section 10(a) hereof, plus an amount equal to the pro rata share of the Employee's cash bonus, if any, that would have been earned pursuant to Section 5(b) based upon an annualized calculation of the Employee's performance through the date of termination.

     11. Non-Competition; Disclosure of Information. (a) The Employee shall not, for a period of one year following the termination of the Employment Period, (i) directly or indirectly engage in any Competitive Business (as defined below), whether such engagement shall be as an employee, employer, owner, physician, consultant, partner or other participant in any Competitive Business,
(ii) assist others in engaging in any Competitive Business in the manner described in the foregoing clause (i), (iii) induce employees of the PC to terminate their employment with the PC or engage in any Competitive Business or
(iv) induce patients of the PC to alter or terminate their business or medical relationship with the PC. As used herein, the term "Competitive Business" shall mean any business or medical practice that, directly or indirectly, competes with the PC in the boroughs of Manhattan, Brooklyn, Queens, the Bronx or Staten Island, the counties of Westchester, Rockland, Nassau or Suffolk in the State of New York, the counties of Bergen, Hudson, Middlesex, Union or Essex in the State of New Jersey or the county of Fairfield in the State of Connecticut.

     (b) The Employee understands that the foregoing restrictions may limit his or her ability to earn a livelihood in a Competitive Business, but the Employee nevertheless believes that he or she has received and will receive sufficient consideration and other benefits in connection with his or her employment to clearly justify such restrictions which, in any event, the Employee does not believe would prevent him or her from earning a living. Nothing herein contained shall prohibit the Employee from engaging in a business or medical practice that is not a Competitive Business.

     (c) During and after the Employment Period, the Employee will preserve and protect the confidentiality of the Confidential Information (as defined below) and shall not use or disclose to any person, firm, corporation, medical practice or other business entity, except as required by law or judicial process, any Confidential Information for any reason or purpose whatsoever, nor shall he or she make use of any of the Confidential Information for his or her own purposes or for the benefit of any person, firm, corporation, medical practice or other business entity except the PC. "Confidential Information" means any information of a confidential or proprietary nature, including trade secrets, technical data, know-how and financial, administrative, marketing and other business information which the Employee produces or otherwise obtains during the course of his or her employment with respect to any activity in which the PC is or has been engaged, or which is entrusted to the PC by others. The foregoing obligation shall not apply to any information which the Employee can establish to have (i) become publicly known without breach of this Agreement by him or her or (ii) to have been given to the Employee by a third party who is not obligated to maintain the confidentiality of such information. At the time of termination of the Employee's employment with the PC, the Employee will surrender to the PC all documents, software and other tangible items in whatever form in his or her possession or under his or her control which contain any Confidential Information that belong to or have been entrusted to the Employee by the PC.

     12. PC Right to Inventions. The Employee shall promptly disclose, grant and assign to the PC for its sole use and benefit any and all inventions, improvements, technical information, methods and suggestions relating in any way to the business or medical practice of the PC, which he or she may develop or acquire during the Employment Period (whether or not during usual working hours), together with all patent applications, patents, copyrights and reissues thereof that may at any time be granted for or upon any such invention, improvement, technical information or method. In connection therewith:

          (a) The Employee shall without charge, but at the expense of the PC, promptly at all times hereafter execute and deliver such applications, assignments, descriptions and other instruments as may be reasonably necessary or proper in the reasonable opinion of the PC to vest title to any such inventions, improvements, technical information, methods, patent applications, patents, copyright applications, copyrights or reissues of any thereof in the PC and to enable it to obtain and maintain the entire right and title thereto throughout the world; and

          (b) The Employee shall render to the PC at its expense (including a reasonable payment for the time involved in case he or she is not then in its employ) all such assistance as it may reasonably require in the prosecution of applications for said patents, copyrights or reissues thereof, in the prosecution or defense or interferences which may be declared involving any said applications, patents or copyrights and in any litigation in which the PC may be involved relating to any such patents, copyrights, inventions, improvements, technical information or methods.

     13. Enforcement. It is the desire and intent of the parties hereto that the provisions of this Agreement shall be enforced to the fullest extent permissible under the laws and public policies applied by the jurisdiction whose laws govern this Agreement. Accordingly, to the extent that a restriction contained in this Agreement is more restrictive than permitted by the laws of any jurisdiction where this Agreement may be subject to review and interpretation, the terms of such restriction, for the purpose only of the operation of such restriction in such jurisdiction, shall be the maximum restriction allowed by the laws of such jurisdiction and such restriction shall be deemed to have been revised accordingly herein.

     14. Remedies; Survival. (a) The Employee acknowl- edges and understands that the provisions of this Agreement are of a special and unique nature, the loss of which cannot be accurately compensated for in damages by an action at law, and that the breach of the provisions of this Agreement would cause the PC irreparable harm. In the event of a breach by the Employee of the provisions of
Section 11 or 12 hereof, the PC shall be entitled to an injunction restraining him from such breach. Nothing herein contained shall be construed as prohibiting the PC from pursuing any other remedies available for any breach of this Agreement.

     (b) Notwithstanding anything contained in this Agree- ment to the contrary, the provisions of Sections 11, 12, 13 and this Section 14, shall survive the expiration or other termination of this Agreement until, by their terms, such provisions are no longer operative.

     (c) It is understood and agreed that the provisions of this Agreement are separate and distinct from any other agreement among the parties hereto. Accordingly, in the event of a breach of the provisions hereof, the breaching party shall only be held responsible for damages arising under this Agreement and not for any damages which may be claimed to arise under or with respect to any other agreement that is not separately breached.

     15. Notices. Notices and other communications hereun- der shall be in writing and shall be delivered personally or sent by air courier or first class certified or registered mail, return receipt requested and postage prepaid, addressed as follows:

     If to the Employee:

               [INSERT ADDRESS]

     with a copy to:

               [INSERT ADDRESS]

     If to the PC:

               Advanced Heart Institute of New York, P.C.
               c/o Lenox Hill Hospital
               130 East 77th Street
               New York, New York 10021

     with a copy to:

               [INSERT ADDRESS]

or to such other address as the party to whom notice is to be given may have furnished to the other party in writing in accordance herewith. All notices and other communications hereunder shall be deemed to have been given on the date of delivery if personally delivered; on the business day after the date when sent if sent by air courier; and on the third business day after the date when sent if sent by mail, in each case addressed to such party as provided in this
Section 14.

     16. Binding Agreement. This Agreement shall inure to the benefit of and be enforceable by the Employee's personal or legal representatives, executors, administrators, successors, heirs, distributees and devisees. If the Employee should die while any amount would still be payable to him or her hereunder if he or she had continued to live, all such amounts, unless otherwise provided herein, shall be paid in accordance with the terms of this Agreement to the beneficiary designated by the Employee in a writing delivered to the PC, or if there be no such designated beneficiary, to his or her estate.

     17. Governing Law. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of New York.

     18. Waiver of Breach. The waiver by either party of a breach of any provision of this Agreement by the other party must be in writing and shall not operate or be construed as a waiver of any subsequent breach by such other party.

     19. Entire Agreement; Amendments; Execution. This Agreement contains the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior agreements or understandings among the parties with respect thereto. This Agreement may be amended only by an agreement in writing signed by the parties hereto. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original document but all of which shall constitute but one agreement.

     20. Headings. The section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     21. Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     22. Assignment. With respect to the Employee, this Agreement is personal in its nature and the Employee shall not assign or transfer this Agreement or any rights or obligations hereunder. The PC may in its sole discretion assign or otherwise transfer this Agreement and the provisions hereof (including, without limitation, Sections 11, 12 and 13) shall inure to the benefit of, and be binding upon, each successor of the PC, whether by merger, consolidation, transfer of all or substantially all assets, or otherwise.

     23. Counterparts. This Agreement may be executed in any number of counterparts, and each such counterpart hereof shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement.

     IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first above written.

                                       ADVANCED HEART INSTITUTE OF
                                       NEW YORK, P.C.

                                       By:
                                           -------------------------------
                                            Name:
                                            Title:

                                       -----------------------------------
                                                [NAME OF EMPLOYEE]

                                                                       EXHIBIT C
                                                to Management Services Agreement

                            [FORM OF PROMISSORY NOTE]

$[      ]                                                    New York, New York
                                                             ____________, 199_

     FOR VALUE RECEIVED, the undersigned, ADVANCED HEART INSTITUTE OF NEW YORK, P.C., a New York professional corporation (the "Borrower"), hereby promises to pay to the order of Majean Sub 2, Inc., a Delaware corporation (the "Lender"), on the [insert date that is the 36-month anniversary of the Effective Date] the principal sum of ________________________ Dollars ($___________)in lawful money of the United States of America in immediately available funds, and to pay interest from the date hereof on the principal amount hereof from time to time outstanding, in like funds, at the prime rate as quoted by Citibank, N.A. on the date hereof, which interest shall be paid in full on a monthly basis.

     The Borrower may at any time, and from time to time, pre-pay this Note, in whole or in part, without premium or penalty. All prepayments hereunder shall be applied first to accrued interest, with the balance applied to principal.

     In addition to paying this Note as provided herein, the Borrower may pay this Note as provided in Section 8(b) of the Management Services Agreement dated as of August 7, 1995, among Advanced Heart Institute of New York, P.C., Valavanur A. Subramanian, M.D., Jeffrey Moses, M.D. and Majean Sub 2, Inc.

     If any payment of principal of or interest on this Note shall become due on a Saturday, Sunday or a public holiday under the laws of either the State of New York or the United States of America, then such payment shall be made on the next succeeding business day.

     The Borrower hereby waives diligence, presentment, demand, protest and notice of any kind whatsoever. The failure by the Lender to exercise any of its rights under this Note in any particular instance shall not constitute a waiver thereof in that or any subsequent instance.

     All borrowings evidenced by this Note and all payments and prepayments of the principal hereof and interest hereon and the respective dates and maturity dates thereof shall be noted on the grid attached hereto, and each such notation shall be conclusive absent manifest error; provided, however, that the failure of the Lender to make such a notation, or any error herein, shall not affect the obligations of the Borrower to repay, in accordance with the terms of this Note and the Letter Agreement, the principal amount of this Note.

     If any of the following shall occur and be continuing (each, an "Event of Default"):

          (a) the Borrower shall fail to pay when due any principal of or interest on this Note and such default shall continue for a period of five
     (5) business days after the Borrower shall have received written notice of such default from the Lender; or

          (b) the Borrower shall be declared a bankrupt or shall become protected from actions by its creditors;

then the Lender may, at its option, exercise any or all rights, powers and remedies afforded under law, and shall have the right to declare the unpaid balance of principal of and accrued interest on this Note immediately due and payable.

     This Note shall be governed by and construed in accordance with the laws of the State of New York (without giving effect to principles or conflicts of laws).

                                        ADVANCED HEART INSTITUTE
                                            OF NEW YORK, P.C.

                                        By:
                                           -------------------------------
                                           Name:
                                           Title:

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



                                                                       EXHIBIT D
                                                to Management Services Agreement

                               [FORM OF AMENDMENT]

                                                            [Date]

Advanced Heart Institute
  of New York, P.C.
c/o Lenox Hill Hospital
130 East 77th Street
New York, New York  10021

Gentlemen:

     Reference is made to the Management Services Agreement dated as of August 7, 1995 (the "Management Services Agreement"), among Majean Sub 2, Inc., a Delaware corporation (the "Management Company"), Advanced Heart Institute of New York, P.C., a New York professional corporation (the "PC"), and Valavanur A. Subramanian, M.D. ("Dr. Subramanian"), Jeffrey Moses, M.D. ("Dr. Moses" and together with Dr. Subramanian, the "Physicians"). Capitalized terms used and not defined herein shall have the meanings given to such terms in the Management Services Agreement.

     In consideration of the Management Services to be provided by the Management Company to the PC in connection with the provision by the PC of cardiological medical services to the general public, the PC hereby agrees to pay the Management Company for the Period commencing on ____________ a
Management Fee equal to $[         ], payable in equal monthly installments
in advance on the first business day of each month commencing on such date.

                                        Very truly yours,

                                        MAJEAN SUB 2, INC.

                                        By:
                                           -------------------------------
                                           Name:
                                           Title:


AGREED AND ACCEPTED:

ADVANCED HEART INSTITUTE
  OF NEW YORK, P.C.

By:
   -------------------------------
   Name:
   Title:

                                                                       EXHIBIT E
                                                to Management Services Agreement

             [FORM OF SECURITY AGREEMENT (PC's Accounts Receivable)]

                                             SECURITY AGREEMENT dated as of
                                        _____ __, 1995, between MAJEAN SUB
                                        2, INC., a Delaware corporation
                                        (the "Management Company"), and
                                        ADVANCED HEART INSTITUTE OF NEW
                                        YORK, P.C., a New York professional
                                        corporation (the "PC").

     Reference is made to the Management Services Agreement dated as of August 7, 1995 among the PC, Valavanur A. Subramanian, M.D., Jeffrey Moses, M.D., and the Management Company (the "Management Services Agreement")

     In order to secure the PC's obligations to the Management Company, the PC has agreed to grant to the Management Company a security interest in all of the PC's accounts receivable, by entering into this Agreement with the Management Company.

     ACCORDINGLY, in consideration of the premises and the mutual covenants and agreements contained in this Agreement, and for other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     SECTION 1. Definitions. (c) As used in this Agree- ment, the following terms shall have the following meanings:

     "Collateral" means all of the PC's accounts receivable, irrespective of the form thereof, whether now owned or existing or hereafter acquired or arising and regardless of where located.

     "Event of Default" means any default by the PC in the payment or performance of any Obligation and the continuance of such default for a period of five days after notice thereof from the Management Company.

     "Obligations" means any and all obligations and liabilities of the PC to the Management Company arising out of Section 9(d) of the Management Services Agreement.

     "UCC" means the Uniform Commercial Code as in effect on the date hereof in the State of New York; provided, however, that if by reason of mandatory provisions of law, the perfection or the effect of perfection or non-perfection of the Security Interest in any Collateral is governed by the Uniform

Commercial Code as in effect in a jurisdiction other than New York, "UCC" means the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such perfection or effect of perfection or non-perfection.

     (d) Unless otherwise defined herein, or unless the context otherwise requires, all terms used herein which are defined in the UCC shall have the meanings ascribed to them in the UCC.

     (e) Capitalized terms used and not defined in this Agreement have the meanings ascribed to them in the Management Services Agreement.

     (f) The definitions in this Section 1 shall apply to the singular and plural forms of the terms defined. Whenever the context requires, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words "include," "in- cludes" and "including" shall be deemed to be followed by the phrase "without limitation."

     (g) Unless otherwise specified, references in this Agreement to any Section are references to such Section in this Agreement and references in any Section or definition to any clause are references to such clause of such Section or definition.

     SECTION 2. Grant of Security Interest. In order to continue to secure to the Management Company the full and punctual payment (whether at stated maturity, by acceleration or otherwise) and performance by the PC of all of its Obligations, the PC hereby pledges, assigns, conveys, hypothecates and transfers for security to the Management Company a continuing lien on and continuing first priority security interest (the "Security Interest") in, all of PC's right, title and interest in, to and under the Collateral. The Security Interest is granted as security only and shall not subject the Management Company to, or transfer or in any way affect or modify, any obligation or liability of the PC with respect to any of the Collateral or any transaction arising in connection therewith.

     SECTION 3. Rights and Remedies Upon Default.

     (a) Generally. If an Event of Default shall have occurred and be continuing, the Management Company may exercise all rights of a secured party under the UCC, and, in addition, the Management Company shall have (i) all of the rights and remedies provided for in this Agreement and (ii) all of the rights and remedies to which a secured party is entitled under the laws in effect in any jurisdiction where any rights and remedies hereunder may be asserted, including, to the maximum extent permitted by law, the right to exercise all voting, consensual and other powers of ownership pertaining to the Collateral as if the Management Company were the sole and absolute owner thereof (and the PC agrees to take all such action as may be appropriate to give effect to such right).

     (b) Sale of the Collateral. (i) If an Event of Default shall have occurred and be continuing, the Management Company may, without being required to give any notice (except as may otherwise be required by this Agreement or by Applicable Law), sell the Collateral or any part thereof at public or private sale, for cash, upon credit or for future delivery, and at such price or prices as the Management Company may deem satisfactory. The Management Company may be the purchaser of any or all of the Collateral so sold at any public sale, or, if the Collateral is of a type customarily sold in a recognized market or is of a type which is the subject of widely distributed standard price quotations, at any private sale. The PC will execute and deliver such documents and take such other action as the Management Company deems necessary or advisable in order that any such sale may be made in compliance with law. Upon any such sale the Management Company shall have the right to deliver, assign and transfer the Collateral so sold to the purchaser thereof. Each purchaser at any such sale shall hold the Collateral so sold to it absolutely and free from any Lien or other claim or right of whatever kind, including any equity or right of redemption of the PC which may be waived, and the PC, to the extent permitted by law, hereby specifically waives all rights of redemption, stay or appraisal which it has or may have under any law now existing or hereafter enacted or adopted (as well as any rights to exoneration, subrogation or reimbursement arising at law, in equity or otherwise).

     (ii) The Management Company shall give the PC not less than ten (10) days' prior written notice of the time and place of any such sale or other intended disposition of any of the Collateral, except any Collateral which threatens to decline speedily in value or is of a type customarily sold on a recognized market, and the PC agrees that such notice constitutes "reasonable notification" within the meaning of, and for all purposes of, the applicable provisions of the UCC. Any notice of such sale required by this Agreement shall, in case of a public sale, state the time and place fixed for such sale, and in the case of a private sale, state the day after which such sale may be consummated. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Management Company may fix in the notice of such sale. At any such sale the Collateral may be sold in one lot as an entirety or in separate parcels, as the Management Company may determine. The Management Company shall not be obligated to make any such sale pursuant to any such notice. The Management Company may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the same may be so adjourned. In the case of any sale of all or any part of the Collateral on credit or for future delivery, the Collateral so sold may be retained by the Management Company until the selling price is paid by the purchaser thereof, but the Management Company shall not incur any liability in case of the failure of such purchaser to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may again be sold as permitted by and in accordance with this Agreement, including the application of proceeds as set forth herein.

     (c) Other Rights. In addition to, and not in limitation of any rights or remedies of the Management Company contained elsewhere in this Agreement, if an Event of Default shall have occurred and be continuing, the Management Company may require the PC to, and the PC agrees that it will, at its expense and upon the request of the Management Company, forthwith assemble all or any part of the Collateral as directed by the Management Company and make it available at a place designated by the Management Company which is, in the Management Company's opinion, reasonably convenient to the Management Company, whether at the premises of the PC or otherwise.

     (d) General Authority. Effective only upon the occurrence and during the continuance of an Event of Default, the PC hereby appoints the Management Company its true and lawful attorney, with full power of substitution, in the name of the PC or otherwise, for the sole use and benefit of the Management Company, but at the expense of the PC, to exercise any power permitted by Applicable Law with respect to any Collateral, which appointment is irrevocable and coupled with an interest. Without limiting the generality of the foregoing, the Management Company shall have the right (but not the obligation), upon the occurrence and during the continuance of an Event of Default to:

          1. demand, sue for, collect, receive and give acquittance for any and all monies or property due or to become due on account or in exchange for any of the Collateral or by virtue of the Collateral;

          2. settle, compromise, compound, prosecute or defend any action or proceeding with respect to or other- wise affecting the Collateral;

          3. sell, transfer, assign or otherwise deal therein or therewith or the proceeds or avails of the Collateral, as fully and effectually as if the Management Company were the absolute owner thereof;

          4. extend the time of payment of any or all accounts or other obligations owed to the PC and to make any allowance and other adjustments with reference thereto;

          5. notify or direct the PC to notify any or all account debtors that the accounts have been assigned to the Management Company, for the ratable benefit of the Lenders, and that the Management Company has a security interest therein (the Management Company shall promptly furnish the PC with a copy of any such notice, and the PC hereby agrees that any such notice, in the Management Company's sole discretion, may be sent on the PC's stationery);

          6. contact account debtors for any reason, including to direct or cause the PC to direct account debtors to make all payments due from them to the PC upon the accounts directly to or as directed by the Management Company;

          7. prior to the disposition of the Col- lateral, use, operate and control the Collateral to preserve the Collateral or its value, store or transfer the Collater- al without charge in or by means of any storage or transpor- tation facility owned or leased by the PC, or process, repair or recondition the Collateral or otherwise prepare it for disposition in any manner and to the extent the Management Company deems appropriate;

          8. use the information recorded on or contained in any data processing equipment and computer hardware and software relating to the accounts and other obligations owed to the PC to which the PC has access (subject to the proprietary rights applicable to such computer hardware and software) and do any other act or thing necessary, in the Management Company's sole discretion, to fulfill the PC's obligations to the Management Company under this Agreement or otherwise;

          9. make any payments and do any other acts which the Management Company deems desirable to protect the Security Interest in the Collateral, including paying, purchasing, contesting or compromising any Lien which, in the judgment of the Management Company, appears to be prior to or superior to the Security Interest, and to appear in and defend any action or proceeding purporting to affect the Security Interest and/or the value of the Collateral, and in exercising any such power or authority, to pay all reasonable expenses incurred in connection therewith, the PC's obligation with respect to the repayment thereof being secured under this Agreement; and

          10. receive, endorse and collect all checks made payable to the order of the PC representing any payment in respect of the Collateral or any part thereof and to give full discharge for the same.

     (e) Deficiency. If the proceeds of the sale, collection or other realization of or upon all or part of the Collateral pursuant to the provisions of this Agreement are insufficient to cover the costs and expenses of such realization and the payment in full of the Obligations, the PC shall remain liable for any deficiency.

     SECTION 4. Duration of Agreement; Release of Security. This Agreement and the Security Interests shall terminate when all of the Obligations have been fully and indefeasibly paid and performed or otherwise satisfied. The release of Collateral or reassignment of rights to the PC upon the termination of this Agreement shall be without recourse to or warranty by the Management Company and shall be made by the Management Company at the expense of the PC. Upon the release of Collateral or reassignment of rights to the PC, the Management Company will, at the expense of the PC, execute and deliver to the PC such documents as the PC shall reasonably request to evidence such release or reassignment.

     SECTION 5. PC Remains Liable. Anything contained in this Agreement to the contrary notwithstanding, (a) the PC shall remain solely liable to perform its duties and obligations under the contracts and agreements included in the Collateral to the extent set forth therein to the same extent as if this Agreement had not been executed, (b) the exercise by the Management Company of any of its rights and remedies hereunder shall not release the PC from any of its duties or obligations under the contracts and agreements included in the Collateral except to the extent the exercise of such rights renders the performance of such duties or obligations by the PC impracticable under any such agreement or contract, and (c) the Management Company shall not have any obligation or liability under any contract or agreement included in the Collateral by reason of this Agreement, and the Management Company shall not be obligated in any manner to perform any of the obligations or duties of the PC thereunder or to take any action to collect or enforce any claim for payment assigned hereunder, except to the extent that the Management Company has expressly and affirmatively assumed the rights and the obligations and duties of the PC under any such contract or agreement.

     SECTION 6. Limitation on Duty of the Management Company Regarding the Collateral. Beyond the exercise of reasonable care in the custody of the Collateral, the Management Company shall have no duty as to any Collateral in its possession or control or in the possession or control of any agent or bailee, or any income thereon, or as to the preservation of rights against prior parties or any other rights pertaining thereto. The Management Company shall be deemed to have exercised reasonable care in the custody of the Collateral in the Management Company's possession if the Collateral is accorded treatment substantially equal to that which the Management Company accords its own property or to that which the Management Company accords to the property of others that the Management Company holds as a secured party. The Management Company shall not be liable or responsible for any loss or damage to any of the Collateral, or for any diminution in the value thereof, by reason of the act or omission of any warehouseman, carrier, forwarding agency, consignee or other agent or bailee selected by the Management Company in good faith.

     SECTION 7. Security Interest Absolute. All rights of the Management Company hereunder, the grant of the security interest in the Collateral and all obligations of the PC hereun- der shall be absolute and unconditional irrespective of (a) ex- cept to the extent not permitted to be waived under Applicable Law, any lack of validity or enforceability of the Obligations, (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from the PC Agreement or any other agreement or instrument relating to any of the foregoing, (c) failure by the Management Company to take steps to perfect or maintain perfected its security interest in, or to preserve its rights to, any of the Collateral, (d) any exchange, release or non-perfection of any other collateral, or any release or amendment or waiver of or consent to or departure from any guaranty, for all or any of the Obligations, (e) the disallowance under Section 502 of the Bankruptcy Code of all or any portion of the claims of the Management Company for repayment of the Obligations or (f) any other circumstance which might otherwise constitute a legal or equitable defense available to, or a legal or equitable discharge of, the PC with respect to the Obligations other than the indefeasible payment in full of all of the Obligations.

     SECTION 8. No Waiver By the Management Company. No failure on the part of the Management Company to exercise, and no delay in exercising and no course of dealing with respect to, any right or power under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise by the Management Company of any right or power under this Agreement, or any abandonment or discontinuance of steps to enforce such right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights of the Management Company in this Agreement are cumulative and are not exclusive of any other rights or remedies available to the Management Company at law or in equity. No notice to or demand on the PC in any case shall entitle the PC to any other or further notice or demand in similar or other circumstances.

     SECTION 9. Notices. All notices, demands and requests of any kind to be delivered to any party in connection with this Agreement shall be in writing and shall be (a) delivered personally, (b) sent by nationally-recognized overnight courier, (c) sent by first class, registered or certified mail, return receipt requested or (d) sent by facsimile, in each case to such party at its address as follows:

     (i)  if to the PC, to:

                Advanced Heart Institute of New York, P.C.
                c/o Lenox Hill Hospital
                130 East 77th Street

                Attention:
                Telephone:
                Telecopier:

     with a copy to:

                Sexter & Warmflash
                61 Broadway
                New York, New York  10006
                Attention:  David Warmflash, Esq.
                Telephone:  212/383-5300
                Telecopier:  212/383-5310

     (ii)       if to the Management Company, to:

                Majean Sub 2, Inc.
                c/o Sexter & Warmflash
                61 Broadway
                New York, New York  10006
                Attention:  David Warmflash, Esq.
                Telephone:  212/383-5300
                Telecopier:  212/383-5310

     with a copy to:

                Sexter & Warmflash
                61 Broadway
                New York, New York  10006
                Attention:  David Warmflash, Esq.
                Telephone:  212/383-5300
                Telecopier:  212/383-5310

Any notice, demand or request so delivered shall constitute valid notice under this Agreement and shall be deemed to have been received (a) on the day of actual delivery in the case of personal delivery, (b) on the next Business Day after the date when sent in the case of delivery by nationally-recognized overnight courier, (c) on the fifth Business Day after the date of deposit in the U.S. mail in the case of mailing or (d) in the case of a facsimile transmission, on the day sent, if sent on a Business Day, or, if not sent on a Business Day, on the next Business Day following the day sent. Any party hereto may from time to time by notice in writing served upon the other as aforesaid designate a different mailing address or a different person to which all such notices, demands or requests thereafter are to be addressed.

     SECTION 10. Governing Law. This Agreement shall be construed in accordance with and governed by the laws of the State of New York (without giving effect to principles of conflicts of laws), except to the extent that remedies provided by the laws of any other jurisdiction are governed by the laws of such jurisdiction.

     SECTION 11. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the PC, the Management Company and their successors and permitted assigns.

     SECTION 12. Amendments and Waivers. Any provision of this Agreement may be amended or waived, but only pursuant to a written agreement signed by the PC and the Management Company.

     SECTION 13. Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.

     SECTION 14. Section Headings. Section headings used in this Agreement are for convenience only and are not to affect the construction of, or be taken into consideration in interpreting, this Agreement.

     SECTION 15. Counterparts. This Agreement may be executed in any number of identical counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract.

                                      * * *

     IN WITNESS WHEREOF, the parties hereto have caused this Security Agreement to be duly executed by their authorized officers, all as of the date first written above.

                                       MAJEAN SUB 2, INC.

                                       By:
                                           -------------------------------
                                           Name:
                                           Title:

                                       ADVANCED HEART INSTITUTE
                                       OF NEW YORK, P.C.

                                       By:
                                           -------------------------------
                                           Name:
                                           Title:

                                                                       EXHIBIT F
                                                to Management Services Agreement

                           [FORM OF SECURITY AGREEMENT
                   (Management Company's Accounts Receivable)]

                                              SECURITY AGREEMENT dated as
                                         of _____ __, 1995, between MAJEAN
                                         SUB 2, INC., a Delaware corporation
                                         (the "Management Company"), and
                                         ADVANCED HEART INSTITUTE OF NEW
                                         YORK, P.C., a New York professional
                                         corporation (the "PC").

     Reference is made to the Management Services Agreement dated as of August 7, 1995 among the PC, Valavanur A. Subramanian, M.D., Jeffrey Moses, M.D., and the Management Company (the "Management Services Agreement")

     In order to secure the Management Company's obligations to the PC under
Section 14(c)(ii) of the Management Services Agreement, the Management Company has agreed to grant to the PC a security interest in all of the Management Company's accounts receivable, by entering into this Agreement with the PC.

     ACCORDINGLY, in consideration of the premises and the mutual covenants and agreements contained in this Agreement, and for other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     SECTION 1. Definitions. (a) As used in this Agree- ment, the following terms shall have the following meanings:

     "Collateral" means all of the Management Company's accounts receivable, irrespective of the form thereof, whether now owned or existing or hereafter acquired or arising and regardless of where located, including, without limitation, accounts receivable purchased from the PC pursuant to Section 8(a) of the Management Services Agreement.

     "Event of Default" means any default by the Management Company in the payment or performance of any Obligation and the continuance of such default for a period of five days after notice thereof from the PC.

     "Obligations" means any and all obligations and liabilities of the Management Company to the PC arising out of Section 14(c)(ii) of the Management Services Agreement.

     "UCC" means the Uniform Commercial Code as in effect on the date hereof in the State of New York; provided, however, that if by reason of mandatory provisions of law, the perfection or the effect of perfection or non-perfection of the Security Interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than New York, "UCC" means the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such perfection or effect of perfection or non-perfection.

     (b) Unless otherwise defined herein, or unless the context otherwise requires, all terms used herein which are defined in the UCC shall have the meanings ascribed to them in the UCC.

     (c) Capitalized terms used and not defined in this Agreement have the meanings ascribed to them in the Management Services Agreement.

     (d) The definitions in this Section 1 shall apply to the singular and plural forms of the terms defined. Whenever the context requires, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words "include," "in- cludes" and "including" shall be deemed to be followed by the phrase "without limitation."

     (e) Unless otherwise specified, references in this Agreement to any Section are references to such Section in this Agreement and references in any Section or definition to any clause are references to such clause of such Section or definition.

     SECTION 2. Grant of Security Interest. In order to continue to secure to the PC the full and punctual payment (whether at stated maturity, by acceleration or otherwise) and performance by the Management Company of all of its Obligations, the Management Company hereby pledges, assigns, conveys, hypothecates and transfers for security to the PC a continuing lien on and continuing first priority security interest (the "Security Interest") in, all of Management Company's right, title and interest in, to and under the Collateral. The Security Interest is granted as security only and shall not subject the PC to, or transfer or in any way affect or modify, any obligation or liability of the Management Company with respect to any of the Collateral or any transaction arising in connection therewith.

     SECTION 3. Rights and Remedies Upon Default.

     1. Generally. If an Event of Default shall have occurred and be continuing, the PC may exercise all rights of a secured party under the UCC, and, in addition, the PC shall have (i) all of the rights and remedies provided for in this Agreement and (ii) all of the rights and remedies to which a secured party is entitled under the laws in effect in any jurisdiction where any rights and remedies hereunder may be asserted, including, to the maximum extent permitted by law, the right to exercise all voting, consensual and other powers of ownership pertaining to the Collateral as if the PC were the sole and absolute owner thereof (and the Management Company agrees to take all such action as may be appropriate to give effect to such right).

     2. Sale of the Collateral. (a) If an Event of Default shall have occurred and be continuing, the PC may, without being required to give any notice (except as may otherwise be required by this Agreement or by Applicable Law), sell the Collateral or any part thereof at public or private sale, for cash, upon credit or for future delivery, and at such price or prices as the PC may deem satisfactory. The PC may be the purchaser of any or all of the Collateral so sold at any public sale, or, if the Collateral is of a type customarily sold in a recognized market or is of a type which is the subject of widely distributed standard price quotations, at any private sale. The Management Company will execute and deliver such documents and take such other action as the PC deems necessary or advisable in order that any such sale may be made in compliance with law. Upon any such sale the PC shall have the right to deliver, assign and transfer the Collateral so sold to the purchaser thereof. Each purchaser at any such sale shall hold the Collateral so sold to it absolutely and free from any Lien or other claim or right of whatever kind, including any equity or right of redemption of the Management Company which may be waived, and the Management Company, to the extent permitted by law, hereby specifically waives all rights of redemption, stay or appraisal which it has or may have under any law now existing or hereafter enacted or adopted (as well as any rights to exoneration, subrogation or reimbursement arising at law, in equity or otherwise).

     (b) The PC shall give the Management Company not less than ten (10) days' prior written notice of the time and place of any such sale or other intended disposition of any of the Collateral, except any Collateral which threatens to decline speedily in value or is of a type customarily sold on a recognized market, and the Management Company agrees that such notice constitutes "reasonable notification" within the meaning of, and for all purposes of, the applicable provisions of the UCC. Any notice of such sale required by this Agreement shall, in case of a public sale, state the time and place fixed for such sale, and in the case of a private sale, state the day after which such sale may be consummated. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the PC may fix in the notice of such sale. At any such sale the Collateral may be sold in one lot as an entirety or in separate parcels, as the PC may determine. The PC shall not be obligated to make any such sale pursuant to any such notice. The PC may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the same may be so adjourned. In the case of any sale of all or any part of the Collateral on credit or for future delivery, the

Collateral so sold may be retained by the PC until the selling price is paid by the purchaser thereof, but the PC shall not incur any liability in case of the failure of such purchaser to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may again be sold as permitted by and in accordance with this Agreement, including the application of proceeds as set forth herein.

     3. Other Rights. In addition to, and not in limitation of any rights or remedies of the PC contained elsewhere in this Agreement, if an Event of Default shall have occurred and be continuing, the PC may require the Management Company to, and the Management Company agrees that it will, at its expense and upon the request of the PC, forthwith assemble all or any part of the Collateral as directed by the PC and make it available at a place designated by the PC which is, in the PC's opinion, reasonably convenient to the PC, whether at the premises of the Management Company or otherwise.

     4. General Authority. Effective only upon the occurrence and during the continuance of an Event of Default, the Management Company hereby appoints the PC its true and lawful attorney, with full power of substitution, in the name of the Management Company or otherwise, for the sole use and benefit of the PC, but at the expense of the Management Company, to exercise any power permitted by Applicable Law with respect to any Collat- eral, which appointment is irrevocable and coupled with an inter- est. Without limiting the generality of the foregoing, the PC shall have the right (but not the obligation), upon the occurrence and during the continuance of an Event of Default to:

          (a) demand, sue for, collect, receive and give acquittance for any and all monies or property due or to become due on account or in exchange for any of the Collateral or by virtue of the Collateral;

          (b) settle, compromise, compound, prosecute or defend any action or proceeding with respect to or other- wise affecting the Collateral;

          (c) sell, transfer, assign or otherwise deal therein or therewith or the proceeds or avails of the Collateral, as fully and effectually as if the PC were the absolute owner thereof;

          (d) extend the time of payment of any or all accounts or other obligations owed to the Management Company and to make any allowance and other adjustments with reference thereto;

          (e) notify or direct the Management Company to notify any or all account debtors that the accounts have been assigned to the PC, for the ratable benefit of the Lenders, and that the PC has a security interest therein (the PC shall promptly furnish the Management Company with a copy of any such notice, and the Management Company hereby agrees that any such notice, in the PC's sole discretion, may be sent on the Management Company's stationery);

          (f) contact account debtors for any reason, including to direct or cause the Management Company to direct account debtors to make all payments due from them to the Management Company upon the accounts directly to or as directed by the PC;

          (g) prior to the disposition of the Col- lateral, use, operate and control the Collateral to preserve the Collateral or its value, store or transfer the Collater- al without charge in or by means of any storage or transpor- tation facility owned or leased by the Management Company, or process, repair or recondition the Collateral or otherwise prepare it for disposition in any manner and to the extent the PC deems appropriate;

          (h) use the information recorded on or contained in any data processing equipment and computer hardware and software relating to the accounts and other obligations owed to the Management Company to which the Management Company has access (subject to the proprietary rights applicable to such computer hardware and software) and do any other act or thing necessary, in the PC's sole discretion, to fulfill the Management Company's obligations to the PC under this Agreement or otherwise;

          (i) make any payments and do any other acts which the PC deems desirable to protect the Security Interest in the Collateral, including paying, purchasing, contesting or compromising any Lien which, in the judgment of the PC, appears to be prior to or superior to the Security Interest, and to appear in and defend any action or proceeding purporting to affect the Security Interest and/or the value of the Collateral, and in exercising any such power or authority, to pay all reasonable expenses incurred in connection therewith, the Management Company's obligation with respect to the repayment thereof being secured under this Agreement; and

          (j) receive, endorse and collect all checks made payable to the order of the Management Company representing any payment in respect of the Collateral or any part thereof and to give full discharge for the same.

     5. Deficiency. If the proceeds of the sale, collection or other realization of or upon all or part of the Collateral pursuant to the provisions of this Agreement are insufficient to cover the costs and expenses of such realization and the payment in full of the Obligations, the Management Company shall remain liable for any deficiency.

     SECTION 4. Duration of Agreement; Release of Security. This Agreement and the Security Interests shall terminate at midnight on December 31, 1995. The release of Collateral or reassignment of rights to the Management Company upon the termination of this Agreement shall be without recourse to or warranty by the PC and shall be made by the PC at the expense of the Management Company. Upon the release of Collateral or reassignment of rights to the Management Company, the PC will, at the expense of the Management Company, execute and deliver to the Management Company such documents as the Management Company shall reasonably request to evidence such release or reassignment.

     SECTION 5. Management Company Remains Liable. Anything contained in this Agreement to the contrary notwithstanding, (a) the Management Company shall remain solely liable to perform its duties and obligations under the contracts and agreements included in the Collateral to the extent set forth therein to the same extent as if this Agreement had not been executed, (b) the exercise by the PC of any of its rights and remedies hereunder shall not release the Management Company from any of its duties or obligations under the contracts and agreements included in the Collateral except to the extent the exercise of such rights renders the performance of such duties or obligations by the Management Company impracticable under any such agreement or contract, and (c) the PC shall not have any obligation or liability under any contract or agreement included in the Collateral by reason of this Agreement, and the PC shall not be obligated in any manner to perform any of the obligations or duties of the Management Company thereunder or to take any action to collect or enforce any claim for payment assigned hereunder, except to the extent that the PC has expressly and affirmatively assumed the rights and the obligations and duties of the Management Company under any such contract or agreement.

     SECTION 6. Limitation on Duty of the PC Regarding the Collateral. Beyond the exercise of reasonable care in the custody of the Collateral, the PC shall have no duty as to any Collateral in its possession or control or in the possession or control of any agent or bailee, or any income thereon, or as to the preservation of rights against prior parties or any other rights pertaining thereto. The PC shall be deemed to have exercised reasonable care in the custody of the Collateral in the PC's possession if the Collateral is accorded treatment substantially equal to that which the PC accords its own property or to that which the PC accords to the property of others that the PC holds as a secured party. The PC shall not be liable or responsible for any loss or damage to any of the Collateral, or for any diminution in the value thereof, by reason of the act or omission of any warehouseman, carrier, forwarding agency, consignee or other agent or bailee selected by the PC in good faith.

     SECTION 7. Security Interest Absolute. All rights of the PC hereunder, the grant of the security interest in the Collateral and all obligations of the Management Company hereunder shall be absolute and unconditional irrespective of (a) except to the extent not permitted to be waived under Applicable Law, any lack of validity or enforceability of the Obligations, (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from the PC Agreement or any other agreement or instrument relating to any of the foregoing,
(c) failure by the PC to take steps to perfect or maintain perfected its security interest in, or to preserve its rights to, any of the Collateral, (d) any exchange, release or non-perfection of any other collateral, or any release or amendment or waiver of or consent to or departure from any guaranty, for all or any of the Obligations, (e) the disallowance under Section 502 of the Bankruptcy Code of all or any portion of the claims of the PC for repayment of the Obligations or (f) any other circumstance which might otherwise constitute a legal or equitable defense available to, or a legal or equitable discharge of, the Management Company with respect to the Obligations other than the indefeasible payment in full of all of the Obligations.

     SECTION 8. No Waiver By the PC. No failure on the part of the PC to exercise, and no delay in exercising and no course of dealing with respect to, any right or power under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise by the PC of any right or power under this Agreement, or any abandonment or discontinuance of steps to enforce such right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights of the PC in this Agreement are cumulative and are not exclusive of any other rights or remedies available to the PC at law or in equity. No notice to or demand on the Management Company in any case shall entitle the Management Company to any other or further notice or demand in similar or other circumstances.

     SECTION 9. Notices. All notices, demands and requests of any kind to be delivered to any party in connection with this Agreement shall be in writing and shall be (a) delivered personally, (b) sent by nationally-recognized overnight courier, (c) sent by first class, registered or certified mail, return receipt requested or (d) sent by facsimile, in each case to such party at its address as follows:

               (i)  if to the PC, to:

                          Advanced Heart Institute of New York, P.C.
                          c/o Lenox Hill Hospital
                          130 East 77th Street

                          Attention:
                          Telephone:
                          Telecopier:

               with a copy to:

                          Sexter & Warmflash
                          61 Broadway
                          New York, New York  10006
                          Attention:  David Warmflash, Esq.
                          Telephone:  212/383-5300
                          Telecopier:  212/383-5310

               (ii)       if to the Management Company, to:

                          Majean Sub 2, Inc.
                          c/o Sexter & Warmflash
                          61 Broadway
                          New York, New York  10006
                          Attention:  David Warmflash, Esq.
                          Telephone:  212/383-5300
                          Telecopier:  212/383-5310

               with a copy to:

                          Sexter & Warmflash
                          61 Broadway
                          New York, New York  10006
                          Attention:  David Warmflash, Esq.
                          Telephone:  212/383-5300
                          Telecopier:  212/383-5310

Any notice, demand or request so delivered shall constitute valid notice under this Agreement and shall be deemed to have been received (a) on the day of actual delivery in the case of personal delivery, (b) on the next Business Day after the date when sent in the case of delivery by nationally-recognized overnight courier, (c) on the fifth Business Day after the date of deposit in the U.S. mail in the case of mailing or (d) in the case of a facsimile transmission, on the day sent, if sent on a Business Day, or, if not sent on a Business Day, on the next Business Day following the day sent. Any party hereto may from time to time by notice in writing served upon the other as aforesaid designate a different mailing address or a different person to which all such notices, demands or requests thereafter are to be addressed.

     SECTION 10. Governing Law. This Agreement shall be construed in accordance with and governed by the laws of the State of New York (without giving effect to principles of conflicts of laws), except to the extent that remedies provided by the laws of any other jurisdiction are governed by the laws of such jurisdiction.

     SECTION 11. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the PC, the Management Company and their successors and permitted assigns.

     SECTION 12. Amendments and Waivers. Any provision of this Agreement may be amended or waived, but only pursuant to a written agreement signed by the PC and the Management Company.

     SECTION 13. Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.

     SECTION 14. Section Headings. Section headings used in this Agreement are for convenience only and are not to affect the construction of, or be taken into consideration in interpreting, this Agreement.

     SECTION 15. Counterparts. This Agreement may be executed in any number of identical counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract.

                                      * * *

     IN WITNESS WHEREOF, the parties hereto have caused this Security Agreement to be duly executed by their authorized officers, all as of the date first written above.

                                       MAJEAN SUB 2, INC.

                                       By:
                                           -------------------------------
                                           Name:
                                           Title:

                                       ADVANCED HEART INSTITUTE
                                       OF NEW YORK, P.C.

                                       By:
                                           -------------------------------
                                           Name:
                                           Title:

                                                                         ANNEX A
                                                to Management Services Agreement

                        MANAGEMENT FEE AMENDMENT FORMULA

     The Management Fee for the following Period shall be an amount equal to (i) the expenses of the Management Company projected in the Budget for such Period plus (ii) three percent of the net accounts receivable projected in the Budget to be collected by the Management Company for such Period, as adjusted to reflect over- or under-payment of the Management Fee during the previous Period, if any.

ADVANCED HEALTH CORPORATION      (Management Services Agreement - ANNEX B)

FINANCING - ESTIMATED USE AND PROCEEDS

AS AT SEPTEMBER 1, 1995
                                                                   (000's)



                                                                   Use and
                                                                  Proceeds
                                                                  @ 9/1/95
                                                                  --------

Proceeds of Financing                                            $5,000
                                                              ----------
Estimated Use of Proceeds (1 - 5)

Med-E-Systems Operations (6)                                       (760)
Advanced heart Institute Capital Expenditures (7)                  (600)
Advanced Clinical Network Operations (8)                           (233)
Advanced Clinical Network System Capital Expenditures (9)          (300)
Advanced Health Corp Operations (9)                                (733)
Advanced Clinical Network - Acquisition (10)                       (150)
Advanced Heart Institute - Joint Venture (11)                      (590)
Investor Capital (12)                                               (75)
Accounts Payable                                                   (350)
Note Payable                                                       (300)
                                                                 -------
Total Estimated Use of Proceeds                                  (4,091)
                                                                 -------

Estimated Year End Cash                                           $909
                                                                 =======

Notes:

          (1) Estimated figures based on financial included in Advanced Health's "Business Summary"

          (2) Operating results were based on a six month period beginning July 1, 1995. Pro-rated amounts include "operations" only.

          (3)  Excludes changes in working capital

          (4)  Excludes potential moving/relocation allowance

          (5) Excludes potential changes to certain acquisitions and customer agreements AHC is currently negotiating

          (6)  Merck/Medico increased initial payment from $800K to $1M

          (7) Includes $250K for Rehab/Regression; $200K IPA Software development; $100K PHN Development; $50K Misc.

          (8) Includes Advanced Heart Institute; $500K marketing expenses for the "Heartcare network"; Westchester Otolaryngology $250K equity investment in MSO

          (9) $900K payroll; $200K operations including support for Advanced Heart @ approximately 20%

          (10) Acquisition of US Health Connections - $150K consideration upon closing

          (11) Joint venture proposal with Leo Imaging

          (12) Return of investment to MES Investors for compliance requirements

                                                                      SCHEDULE 1
                                                to Management Services Agreement

                                   PC EXPENSES

(i)      Physician Salaries and Professional Expenses
(ii)     Physician Payroll Taxes and Benefits
(iii)    Outside Services - Professional
(iv)     Outside Service - Technical
(v)      Hospital Facility Fees
(vi)     Additional Hospital Fees
(vii)    Malpractice Insurance
(viii)   Workers' Compensation and Disability Insurance
(ix)     Pension Expenses
(x)      Legal, Accounting and Professional Fees
(xi)     Conference Expenses
(xii)    Travel and Entertainment Expenses
(xiii)   Seasonal Expenses
(xiv)    Professional and Charitable Contributions
(xv)     Auto Leasing and Garaging Expenses
(xvi)    Franchise Taxes
(xvii)   Dues and Subscriptions/Licenses